                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07254
                                   ---------

                           Johnson Mutual Funds Trust
                           --------------------------
              (Exact name of registrant as specified in charter)

                   3777 West Fork Road, Cincinnati, Ohio 45247
                   -------------------------------------------
             (Address of principal executive offices)    (Zip code)

        Marc E. Figgins, CFO 3777 West Fork Road, Cincinnati, Ohio 45247
        ----------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: (513) 661-3100
                                                    --------------

Date of fiscal year end: 12/31
                         -----
Date of reporting period: 12/31/04
                          --------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT                                                  DECEMBER 31, 2004

[JOHNSON MUTUAL FUNDS LOGO]

- JOHNSON GROWTH FUND
- JOHNSON OPPORTUNITY FUND
- JOHNSON REALTY FUND
- JOHNSON FIXED INCOME FUND
- JOHNSON MUNICIPAL INCOME FUND


                               INVESTMENT ADVISER:


                        JOHNSON INVESTMENT COUNSEL, INC.
                               3777 WEST FORK ROAD
                             CINCINNATI, OHIO 45247
                                  513-661-3100
                                  800-541-0170

JOHNSON MUTUAL FUNDS                                           DECEMBER 31, 2004

                                TABLE OF CONTENTS

Our Message to You                                                        1

PERFORMANCE REVIEW AND MANAGEMENT DISCUSSION
Growth Fund                                                               2
Opportunity Fund                                                          3
Realty Fund                                                               4
Fixed Income Fund                                                         5
Municipal Income Fund                                                     6

PORTFOLIO OF INVESTMENTS
Growth Fund                                                               7
Opportunity Fund                                                        8-9
Realty Fund                                                              10
Fixed Income Fund                                                     11-12
Municipal Income Fund                                                 13-15

Statement of Assets and Liabilities                                      16

Statement of Operations                                                  17

STATEMENT OF CHANGE IN NET ASSETS
Stock Funds                                                              18
Bond Funds                                                               19

FINANCIAL HIGHLIGHTS
Growth Fund                                                              20
Opportunity Fund                                                         21
Realty Fund                                                              22
Fixed Income Fund                                                        23
Municipal Income Fund                                                    24

Notes to the Financial Statements                                     25-30

Disclosure of Expenses                                                   31

Additional Information                                                   32

Report of Independent Auditors                                           33

Trustees and Officers                                                    34

Trustees, Officers, Transfer Agent, Fund Accountant Custodian,
Auditors, Legal Counsel                                           Back Page

OUR MESSAGE TO YOU

                                February 25, 2005

Dear Shareholder:

We are pleased to present the Johnson Mutual Funds 2004 Annual Report. On the next several pages is commentary on the performance of each of the Funds for the year as well as the relative performance compared to appropriate indices. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The year of 2004 was a year of positive returns for all of the Johnson Mutual Funds. All of the Johnson Mutual Fund stock portfolios exceeded the returns of the comparative indices. As a result of a strong fourth quarter rally, the stock markets posted another strong year of returns with the Standard & Poor's 500 Index (S&P 500) posting a return of 10.88% and the Dow Jones Industrials posting a return of 5.31%. Investors reacted positively following the Presidential election as the S&P 500 rose 9.20% during the fourth quarter. This was the first time since 1999 that the stock market posted positive returns in consecutive years. The bond market returns were modest but better than expected. The Lehman Intermediate Government Credit Index returned 3.04% in 2004, despite steady increases in short-term interest rates. The Johnson Mutual Fund fixed income portfolios lagged their comparative indices overall as a result of the defensive posture taken towards rising interest rates by shortening the maturities of the bonds in the portfolios. While interest rates did steadily rise, they did not rise as much as expected.

The financial markets faced many challenges during the year. The war in Iraq, natural disaster devastation with hurricanes in the United States and the Indian Ocean tsunami, record high energy prices and the steadily rising interest rates stood in the way of market positive returns. The markets and economy displayed resiliency in spite of these challenges.

Looking ahead, we expect a reasonably good economy in the U.S. in 2005. The economy is expected to show some deceleration from the 4.0% real gross domestic product (GDP) posted in 2004 with the GDP growth in the 3.5% range for 2005, which is in line with job and income gains. Economic pressures are expected to come from slow wage growth, energy prices that remain high, and the continued tightening of the Federal Reserve. Despite the sharp fourth quarter rise in stocks, we expect moderate upside in the coming year. Earnings growth should continue to slow to historical averages in the 6-7% range, which is typical following a strong recovery. Valuations, while not currently excessive, could be under some pressure as interest rates rise and corporate profit growth slows. Dividends, an afterthought in the 1990s, will play a greater role in this environment. Bond returns should be muted given the increasing likelihood of rising longer-term interest rates.

As always, thank you for your confidence in us and please feel free to call us at (513) 661-3100 or (800) 541-0170 with comments or to obtain counsel and information for your investment needs.


                                         Sincerely,

                                         /s/ Timothy E. Johnson

                                         Timothy E. Johnson

JOHNSON GROWTH FUND                      PERFORMANCE REVIEW -- DECEMBER 31, 2004

The Johnson Growth Fund had a return of 11.04% in calendar year 2004 compared to a return of 10.88% for the Standard & Poors 500 Index. The second year of the bull market played out in a manner that was, in many respects, consistent with our earlier expectations. During the year, there was a rotation away from low dividend paying, low quality, highly volatile stocks toward those stocks with higher dividends, of higher quality and less volatility. Consistent with these themes, energy, utilities and telecommunication sectors were the best performers during the year.

The year was the second year in a row of excellent growth of corporate earnings. Earnings per share for the S&P 500 Index companies will show an increase approaching 20% for 2004. Earnings growth did slow during the latter part of the year and we expect will continue to do so in 2005. We further expect single-digit growth in 2005 that will be close to the longer term average growth of 6-7% for earnings.

The Johnson Growth Fund is emphasizing stocks of those companies that have the ability to sustain good earnings growth and that pay a reasonable dividend in the current environment of slowing cyclical growth. Cash on corporate balance sheets is near record high levels and dividend payouts are near record lows. With the federal tax rate on qualified dividends at a relatively low 15%, management of corporations is being pressured to improve payouts. If the expectation for single digit stock returns for the next few years is accurate, then dividends will become more important to investors.

Sector allocation and stock selection were positive contributors to the performance of the Growth Fund in 2004, with stock selection as the greater contributory of the two. Stock selection was particularly additive in the utility sector with an excess return of over 19% relative to the S&P 500 utility sector. Two other portfolio sectors that benefited from very good stock selection were the consumer discretionary sector and the telecommunications sector. Both had returns that were in excess of 9% over their respective index sectors. Stock selection in the materials sector of the fund underperformed the index by 20% although this is a small sector representing only about 3% of the S&P 500 Index and the Growth Fund.

Healthcare was the worst performing sector of the S&P 500 Index with a return under 2%. The Growth Fund maintained an overweight in this underperforming sector throughout the year, reaching a high of 18% of the portfolio around midyear compared to a 13% weight in the Index. Stock selection, however, was additive for the Growth Fund, providing an excess return of 4.7% relative to the sector. While the healthcare industry, particularly the pharmaceutical companies, faces challenges, the industry does have many positive characteristics, including favorable demographics, high profitability, patent protection, and high cost of entry. The stocks trade at what we believe to be reasonable valuations and have good dividend yields. Even though exposure to the sector had a negative effect on performance for the past two calendar years, we continue to believe that a significant allocation to the sector is warranted.

Small-cap stocks have outperformed large-cap stocks for each of the past six calendar years. Relative valuations on small-cap stocks no longer look undervalued to large-cap stocks when looking at historical norms. Therefore, we expect that large-cap stocks will be of more interest to investors over the next couple of years and could even outperform their small-cap counterpart for the first time in quite a while.

[CHART]

                    $10,000 Initial Investment Since 1/1/1995
                             (DOLLARS IN THOUSANDS)

                               GROWTH FUND    S&P 500 INDEX
1/1/95                         $  10,000.00   $  10,000.00
3/31/95                        $  10,809.75   $  10,970.56
6/30/95                        $  11,642.83   $  12,014.47
9/29/95                        $  12,295.32   $  12,966.42
12/29/95                       $  13,152.47   $  13,744.65
3/29/96                        $  13,842.87   $  14,481.49
6/28/96                        $  14,171.30   $  15,129.87
9/30/96                        $  14,776.94   $  15,593.91
12/31/96                       $  15,368.93   $  16,892.06
3/31/97                        $  15,612.25   $  17,347.96
6/30/97                        $  18,002.10   $  20,370.17
9/30/97                        $  19,562.30   $  21,893.67
12/31/97                       $  20,588.45   $  22,520.03
3/31/98                        $  23,314.21   $  25,654.63
6/30/98                        $  24,004.17   $  26,499.18
9/30/98                        $  21,600.32   $  23,868.19
12/31/98                       $  26,578.98   $  28,942.73
3/31/99                        $  26,793.35   $  30,382.92
6/30/99                        $  27,263.73   $  32,520.97
9/30/99                        $  26,067.15   $  30,494.13
12/31/99                       $  29,584.15   $  35,025.16
3/31/2000                      $  29,811.31   $  35,821.63
6/30/2000                      $  28,928.86   $  34,868.88
9/30/2000                      $  27,705.65   $  34,533.17
12/31/2000                     $  25,599.82   $  31,834.64
3/31/2001                      $  21,822.80   $  28,068.92
6/29/2001                      $  24,244.64   $  29,712.10
9/28/2001                      $  20,231.55   $  25,360.17
12/31/2001                     $  22,378.97   $  28,067.45
3/31/2002                      $  21,775.32   $  28,142.81
6/30/2002                      $  18,389.60   $  24,379.55
9/30/2002                      $  15,458.81   $  20,176.76
12/31/2002                     $  16,241.75   $  21,879.36
3/31/2003                      $  15,346.26   $  21,190.09
6/30/2003                      $  17,391.84   $  24,448.00
9/30/2003                      $  17,857.15   $  25,095.07
12/31/2003                     $  19,849.64   $  28,143.95
3/31/2004                      $  20,052.54   $  28,621.13
6/30/2004                      $  20,581.87   $  29,111.43
9/30/2004                      $  20,123.12   $  28,564.55
12/31/2004                     $  22,040.61   $  31,195.88

                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 2004

                                 GROWTH FUND    S&P 500 INDEX
One Year                           11.04%          10.88%
Five Year                          -5.72%          -2.30%
Ten Year                            8.22%          12.05%

                                 HOLDINGS TABLE

                                 PERCENTAGE
EQUITY TYPE                     OF NET ASSETS
---------------------------------------------
Industrials                         16.8%
Information Technology              16.2%
Financial Services                  14.3%
Consumer Discretionary              13.1%
Health Care                         13.1%
Consumer Staples                    10.2%
Energy                               7.2%
Materials                            3.0%
Telecomm Services                    2.0%
Utilities                            2.0%
Exchange Traded Funds                1.1%
Cash/Other Assets                    1.0%

Long-term capital growth is the objective of the Johnson Growth Fund and the primary assets are stocks of larger-sized growth companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

JOHNSON OPPORTUNITY FUND                 PERFORMANCE REVIEW -- DECEMBER 31, 2004

The Johnson Opportunity Fund had a total return of 20.42% in 2004. This exceeded the Russell MidCap Index's 20.22% return, and to a greater degree, the S&P MidCap 400 Index's 16.49% gain. In addition to beating its benchmark indexes, the Fund had even better relative performance when compared to other mid-cap funds. For example, the Lipper Mid-Cap Core Index increased 15.44% in 2004, nearly five percentage points behind the Johnson Opportunity Fund. Also, the Fund ranked in the top 7% of funds in its Morningstar category for the year.

Mid-cap indexes reached new all-time highs in 2004, while large-cap indexes, such as the S&P 500, still remain over 20% below their March 2000 peak. Mid-cap stocks outperformed large-cap stocks for the fifth consecutive year. The market gains were broadly distributed, with all major sectors gaining. The best performing mid-cap sectors included Energy (+42%), Basic Materials (+24%), and Utilities (+21%). Technology (+8%) was the only sector to not post double-digit returns for the year.

The Opportunity Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. Diversification by sector and by stock is an important focus. The Fund had a diverse group of winners in 2004 from a variety of industries, including Cree (semiconductors), Nucor (steel), NVR (homebuilding), Polaris Industries (outdoor sports vehicles), and Aetna (health benefits). Some of the bigger disappointments were in the technology equipment area, as stocks such as Amkor Technology, UTStarcom, and Maxtor underperformed amid cooling earnings expectations. Consistent with last year's move to increase diversification, the top ten holdings of the Fund represent only 11% of the portfolio.

With strong earnings growth and a healthy economy, mid-cap stocks continued to deliver positive performance in 2004. The outlook for 2005 is still for positive growth, but mid-cap stocks also must deal with some headwinds. First, the Federal Reserve began increasing short-term interest rates in June for the first time since 2000, and is expected to continue to do so. Higher interest rates could eventually slow down economic growth and limit valuation improvement, and mid-cap stocks have historically been more vulnerable to this change in direction than have large-cap stocks. Secondly, mid-cap's string of five years of outperformance compared to large-cap has eliminated the relative valuation discount that existed during the stock market bubble. Although there are still reasons to believe that mid-cap stocks could continue to appreciate in 2005, it is prudent to expect that gains may be more limited.

[CHART]

                    $10,000 Initial Investment Since 1/1/1995
                             (DOLLARS IN THOUSANDS)

                            OPPORTUNITY FUND   RUSSELL MIDCAP INDEX   S&P MIDCAP INDEX
1/1/95                        $  10,000.00         $  10,000.00         $  10,000.00
3/31/95                       $  10,000.00         $  11,048.20         $  10,817.69
6/30/95                       $  11,078.96         $  11,972.61         $  11,760.11
9/29/95                       $  11,609.40         $  13,034.28         $  12,905.85
12/31/95                      $  11,855.02         $  13,454.48         $  13,086.75
3/29/96                       $  12,660.81         $  14,264.23         $  13,890.65
6/28/96                       $  12,947.73         $  14,666.22         $  14,291.11
9/30/96                       $  13,387.26         $  15,125.49         $  14,708.15
12/31/96                      $  14,593.51         $  16,010.55         $  15,596.89
3/31/97                       $  14,438.88         $  15,879.44         $  15,368.07
6/30/97                       $  16,236.49         $  18,033.28         $  17,623.55
9/30/97                       $  18,433.57         $  20,428.45         $  20,452.80
12/31/97                      $  18,571.76         $  20,654.90         $  20,620.00
3/31/98                       $  21,002.10         $  22,702.10         $  22,885.93
6/30/98                       $  21,030.20         $  22,541.66         $  22,395.41
9/30/98                       $  18,494.49         $  19,199.95         $  19,158.16
12/31/98                      $  22,087.15         $  22,739.99         $  24,546.66
3/31/99                       $  21,753.36         $  22,633.47         $  22,980.83
6/30/99                       $  23,294.49         $  25,090.48         $  26,230.08
9/30/99                       $  21,341.44         $  22,934.16         $  24,026.57
12/31/99                      $  24,882.18         $  26,886.03         $  28,148.81
3/31/2000                     $  27,772.69         $  29,597.48         $  31,712.11
6/30/2000                     $  27,154.36         $  28,261.77         $  30,669.14
9/30/2000                     $  28,554.91         $  30,186.49         $  34,390.96
12/31/2000                    $  26,459.96         $  29,103.83         $  33,064.88
3/31/2001                     $  23,391.45         $  26,049.51         $  29,511.39
6/29/2001                     $  25,374.18         $  28,533.10         $  33,392.97
9/28/2001                     $  19,913.81         $  23,436.84         $  27,870.44
12/31/2001                    $  22,447.30         $  27,467.07         $  32,877.06
3/31/2002                     $  23,241.96         $  28,633.20         $  35,084.46
6/30/2002                     $  20,330.81         $  25,899.53         $  31,824.09
9/30/2002                     $  16,538.46         $  21,331.71         $  26,563.57
12/31/2002                    $  17,638.64         $  23,021.51         $  28,112.23
3/31/2003                     $  16,952.65         $  22,476.88         $  26,865.22
6/30/2003                     $  19,349.68         $  26,581.90         $  31,595.22
9/30/2003                     $  20,563.96         $  28,291.46         $  33,675.26
12/31/2003                    $  23,773.19         $  32,243.74         $  38,112.28
3/31/2004                     $  24,886.08         $  33,902.04         $  40,040.73
6/30/2004                     $  25,114.97         $  34,393.36         $  40,411.78
9/30/2004                     $  24,957.12         $  34,104.27         $  39,560.63
12/31/2004                    $  28,628.10         $  38,762.68         $  44,362.78

                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 2004

                OPPORTUNITY      RUSSELL          S&P
                   FUND       MIDCAP INDEX    MIDCAP INDEX
One Year          20.42%          20.22%         16.49%
Five Year          2.84%           7.59%          9.53%
Ten Year          11.70%          14.50%         16.07%

                                 HOLDINGS TABLE

                                PERCENTAGE
EQUITY TYPE                    OF NET ASSETS
--------------------------------------------
Financial Services                 19.4%
Consumer Discretionary             17.1%
Information Technology             14.8%
Industrials                        12.1%
Health Care                        10.1%
Materials                           8.8%
Energy                              7.3%
Utilities                           4.6%
Consumer Staples                    3.0%
REITs                               2.2%
Cash/Other Assets                   0.6%

Long-term capital appreciation is the objective of the Johnson Opportunity Fund and the primary assets are stocks of medium to smaller-sized growth companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Indices' share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the indices do not incur fees. A shareholder cannot invest directly in the S&P MidCap Index or the Russell MidCap Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell MidCap Index is the established benchmark and the S&P MidCap is a supplementary benchmark.

JOHNSON REALTY FUND                      PERFORMANCE REVIEW -- DECEMBER 31, 2004

The Realty Fund had a rate of return of 32.40% for the year of 2004 compared to a return of 31.58% for the National Association of Real Estate Investment Trusts Index (NAREIT Index). The second half of the year was particularly strong, with REITs returning 8.23% in the third quarter and 15.23% in the fourth quarter. This marks the fifth year in a row that REITs have outperformed the broader S&P 500 Index, which returned 10.88% in 2004. REITs' five year annual return is now 21.95% compared to the S&P 500 return of -2.30%.

In the spring of 2004, interest rates as defined by the 10 year US Treasury, began to rise. This made REIT investors anxious, driving returns down sharply in April. As interest rates started to move back down, alternative yield products like REITs, once again became a focus. Mid-year the yield on REITs stood at 5.43% versus the 10 year US Treasury Bond of 4.58%. The average yield on REITs at the end of 2004 was 4.66% versus 10 year treasuries at 4.26%.

The best performing property type in 2004 was Retail. Strong consumer spending has driven this property type to market leading returns the last 4 years. The fund held roughly a neutral weight in this property type. In a change from last year, the Apartment property type posted the second best return after lagging the market for several years. A headwind for the group has been housing affordability with low interest rate mortgages available to purchase homes. In 2004, the driver of better returns was employment growth. More people working drives demand for apartments. The Realty Fund was overweight Apartments in 2004. The worst performing property type was Health Care. These companies act more like mortgage companies and demand for their services fell in 2004 after strong activity in 2003. The fund was underweight Health Care for all of 2004.

The biggest driver of returns in the REIT market is going to be interest rates. REITs typically perform best in a declining interest rate environment and worst in a rising interest rate environment. 2004 was characterized by an interest rate environment that defied expectations. The economy was growing and the Federal Reserve raised short-term interest rates five times to combat the risk of inflation. This normally would have driven interest rates higher. This did not happen and the 10 year US treasury rate ended the year roughly flat which attracted investors to REITs. Going forward, we expect rates to move up, which combined with the higher valuation of REITs makes the outlook for returns less optimistic for 2005. The Realty Fund's balanced approach towards individual property types and individual stocks should continue to provide investors with REIT like returns. REITs have low correlation to other asset classes and provide good portfolio diversification benefits.

[CHART]

                 $10,000 Initial Investment Since Inception (1)
                             (DOLLARS IN THOUSANDS)

                               REALTY FUND   NAREIT INDEX
1/1/98                         $  10,000.00   $  10,000
3/31/98                        $   9,773.93   $   9,953
6/30/98                        $   9,445.62   $   9,497
9/30/98                        $   8,419.55   $   8,498
12/31/98                       $   8,143.90   $   8,250
3/31/99                        $   7,721.37   $   7,852
6/30/99                        $   8,573.65   $   8,644
9/30/99                        $   7,814.70   $   7,949
12/31/99                       $   7,942.45   $   7,869
3/31/2000                      $   8,128.51   $   8,057
6/30/2000                      $   9,038.64   $   8,906
9/30/2000                      $   9,719.91   $   9,587
12/31/2000                     $  10,024.84   $   9,943
3/31/2001                      $   9,636.68   $  10,047
6/29/2001                      $  10,455.72   $  11,082
9/28/2001                      $  10,099.17   $  10,791
12/31/2001                     $  10,532.12   $  11,310
3/31/2002                      $  11,417.28   $  12,244
6/30/2002                      $  11,789.62   $  12,858
9/30/2002                      $  10,819.95   $  11,695
12/31/2002                     $  10,900.73   $  11,743
3/31/2003                      $  10,987.23   $  11,822
6/30/2003                      $  12,262.76   $  13,372
9/30/2003                      $  13,381.03   $  14,709
12/31/2003                     $  14,631.68   $  16,182
3/31/2004                      $  16,238.43   $  18,244
6/30/2004                      $  15,341.93   $  17,184
9/30/2004                      $  16,720.19   $  18,598
12/31/2004                     $  19,369.45   $  21,430

                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 2004

                               REALTY FUND    NAREIT INDEX
One Year                          32.40%         31.58%
Five Year                         19.45%         21.95%
Since Inception                    9.86%         11.34%

                                 HOLDINGS TABLE

                                PERCENTAGE
PROPERTY TYPE                  OF NET ASSETS
--------------------------------------------
Retail                             28.3%
Office and Industrial              27.5%
Apartments                         17.2%
Diversified                         7.6%
Lodging and Hotels                  7.4%
Storage                             4.2%
Materials                           3.8%
Health Care                         3.2%
Cash/Other Assets                   0.8%

Long-term capital growth and above average income are the objectives of the Johnson Realty Fund and the primary assets are real estate related equity securities. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 1Inception of the Realty Fund was January 2, 1998.

JOHNSON FIXED INCOME FUND                PERFORMANCE REVIEW -- DECEMBER 31, 2004

The bond market performed better than expected in 2004, as intermediate and long-term bond yields held steady even though the Federal Reserve raised short-term interest rates five times to 2.25%. This is the first time these yields have not moved appreciably higher at this point in a Fed tightening cycle since the 1960's. The Fed has stated it will move at a "measured" pace to return short-term interest rates to a "neutral" level. We expect the Fed to continue its tightening cycle in 2005 and for intermediate and long-term interest rates to increase in 2005. We believe the Fixed Income Fund is appropriately positioned for continued rate hikes by the Fed. The Fund has lower interest rate sensitivity than the Index, which will be beneficial as short-term interest rates continue to increase and intermediate and longer maturity yields eventually follow suit. The Fund also has an emphasis on securities with superior yield to those in the Index, which will help to cushion bond price declines as rates rise. The defensive posture of the Fund should assist its relative performance versus the Index, but it is important to note that absolute returns are likely to be quite modest and may fall below levels of 2004.

The Fixed Income Fund was up 2.22% for 2004 compared to 3.04% for the Lehman Intermediate Government Credit Index. Even though the Fund's emphasis on non-Treasury bonds was helpful during the year, the Fund's defensive interest rate posture was a drag on performance as interest rates did not increase as much as expected.

The Fixed Income Fund maintains its focus on high quality securities. Each security in the Fund is rated investment grade by the credit rating agencies and over 50% of the assets are rated "AAA" or higher as indicated in the Quality Allocation Chart on this page.

[CHART]

                    $10,000 Initial Investment Since 1/1/1995
                             (DOLLARS IN THOUSANDS)

                                                 LEHMAN INTERMEDIATE
                            FIXED INCOME FUND  GOVERNMENT CREDIT INDEX
1/1/95                           $  10,000           $  10,000
3/31/95                          $  10,514           $  10,442
6/30/95                          $  11,149           $  10,963
9/29/95                          $  11,330           $  11,145
12/29/95                         $  11,770           $  11,537
3/29/96                          $  11,592           $  11,441
6/28/96                          $  11,607           $  11,513
9/30/96                          $  11,813           $  11,717
12/31/96                         $  12,136           $  12,004
3/31/97                          $  12,026           $  11,990
6/30/97                          $  12,416           $  12,343
9/30/97                          $  12,816           $  12,677
12/31/97                         $  13,160           $  12,948
3/31/98                          $  13,368           $  13,150
6/30/98                          $  13,655           $  13,398
9/30/98                          $  14,407           $  13,999
12/31/98                         $  14,351           $  14,041
3/31/99                          $  14,149           $  14,014
6/30/99                          $  13,897           $  13,959
9/30/99                          $  13,934           $  14,087
12/31/99                         $  13,822           $  14,095
3/31/2000                        $  13,998           $  14,307
6/30/2000                        $  14,102           $  14,549
9/30/2000                        $  14,531           $  14,968
12/31/2000                       $  15,171           $  15,521
3/31/2001                        $  15,651           $  16,047
6/29/2001                        $  15,661           $  16,155
9/28/2001                        $  16,405           $  16,898
12/31/2001                       $  16,097           $  16,912
3/31/2002                        $  16,056           $  16,874
6/30/2002                        $  16,703           $  17,474
9/30/2002                        $  17,505           $  18,266
12/31/2002                       $  17,733           $  18,575
3/31/2003                        $  17,971           $  18,856
6/30/2003                        $  18,363           $  19,368
9/30/2003                        $  18,320           $  19,365
12/31/2003                       $  18,342           $  19,376
3/31/2004                        $  18,657           $  19,856
6/30/2004                        $  18,317           $  19,355
9/30/2004                        $  18,661           $  19,878
12/31/2004                       $  18,750           $  19,965

                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 2004

                                  FIXED       LEHMAN INT.
                               INCOME FUND     G/C INDEX
One Year                           2.22%         3.04%
Five Year                          6.29%         7.21%
Ten Year                           6.49%         7.16%

[CHART]

                               QUALITY ALLOCATION

AAA                                55.3%
AA                                  2.0%
A                                  28.3%
BBB                                14.5%

Income and capital preservation is the objective of the Johnson Fixed Income Fund and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any interest and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Lehman Intermediate Government Credit Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

JOHNSON MUNICIPAL INCOME FUND            PERFORMANCE REVIEW -- DECEMBER 31, 2004

The municipal bond market performed better than expected in 2004, as yields did not increase as much as expected, even though the Federal Reserve raised short-term interest rates five times to 2.25%. Municipal bonds have now out performed all other major stock and bond indices on a tax-adjusted basis over the last five years. The Fed has stated it will move at a "measured" pace to return short-term interest rates to a "neutral" level. We expect the Fed to continue its tightening cycle in 2005 and we believe the Municipal Income Fund is appropriately positioned for this environment. The Fund has lower interest rate sensitivity than the Index, which will be beneficial as interest rates continue to increase. The defensive posture of the Fund will assist its relative performance versus the Index, but it is important to note that absolute returns are likely to be quite modest and may fall below levels of 2004.

The Municipal Income Fund was up 1.72% for 2004 compared to 2.95% for the Lehman Municipal 5-Year General Obligation Index. The Fund's defensive interest rate posture was a drag on performance, as interest rates did not increase as much as was expected earlier in the year. In addition, the Fund's emphasis on Ohio domiciled municipalities was detrimental to 2004 relative performance. California state general obligations, which constitute a large portion of the Index, performed extremely well in 2004, as the state's credit quality was upgraded following 2003's budget crisis.

The credit quality of the Municipal Income Fund remains very high. Over 60% of the securities in the Fund are rated AAA, the highest rating category, with approximately 90% of the assets rated in the highest three rating categories, AAA, AA, and A. These highly rated securities are considered to have adequate to strong protection of principal and interest payments. Over 95% of the income generated by the Fund is from Ohio municipal bonds, so most of the income earned is exempt from Ohio state income tax in addition to being exempt from federal income taxes.

[CHART]

                    $10,000 Initial Investment Since 1/1/1995
                             (DOLLARS IN THOUSANDS)

                                                    LEHMAN FIVE-YEAR G.O.
                            MUNICIPAL INCOME FUND   MUNICIPAL BOND INDEX
1/1/95                            $  10,000               $  10,000
3/31/95                           $  10,421               $  10,405
6/30/95                           $  10,627               $  10,671
9/29/95                           $  10,883               $  10,963
12/29/95                          $  11,088               $  11,164
3/29/96                           $  11,063               $  11,200
6/28/96                           $  11,095               $  11,249
9/30/96                           $  11,250               $  11,432
12/31/96                          $  11,468               $  11,681
3/31/97                           $  11,412               $  11,663
6/30/97                           $  11,691               $  11,953
9/30/97                           $  11,950               $  12,215
12/31/97                          $  12,182               $  12,440
3/31/98                           $  12,282               $  12,585
6/30/98                           $  12,398               $  12,713
9/30/98                           $  12,743               $  13,063
12/31/98                          $  12,815               $  13,167
3/31/99                           $  12,879               $  13,302
6/30/99                           $  12,597               $  13,148
9/30/99                           $  12,686               $  13,263
12/31/99                          $  12,657               $  13,260
3/31/2000                         $  12,832               $  13,413
6/30/2000                         $  13,009               $  13,629
9/30/2000                         $  13,281               $  13,899
12/31/2000                        $  13,730               $  14,277
3/31/2001                         $  14,052               $  14,676
6/29/2001                         $  14,122               $  14,808
9/28/2001                         $  14,485               $  15,211
12/31/2001                        $  14,369               $  15,131
3/31/2002                         $  14,469               $  15,231
6/30/2002                         $  15,006               $  15,846
9/30/2002                         $  15,503               $  16,378
12/31/2002                        $  15,552               $  16,492
3/31/2003                         $  15,655               $  16,696
6/30/2003                         $  15,901               $  17,001
9/30/2003                         $  15,930               $  17,184
12/31/2003                        $  15,967               $  17,183
3/31/2004                         $  16,094               $  17,419
6/30/2004                         $  15,840               $  17,069
9/30/2004                         $  16,155               $  17,543
12/31/2004                        $  16,242               $  17,690

                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 2004

                                  MUNICIPAL    LEHMAN FIVE YEAR G.O.
                                 INCOME FUND   MUNICIPAL BOND INDEX
One Year                            1.72%              2.95%
Five Year                           5.11%              5.94%
Ten Year                            5.01%              5.87%

[CHART]

                               QUALITY ALLOCATION

AAA                                      62.9%
AA                                       18.3%
A                                         8.8%
BBB                                       1.7%
NR                                        8.4%

Tax-free income and capital preservation are the objectives of the Johnson Municipal Income Fund and the primary assets are intermediate term Ohio municipal bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any interest and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Lehman Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

JOHNSON GROWTH FUND             PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS                                                                           SHARES    DOLLAR VALUE
-------------                                                                           ------    ------------
CONSUMER DISCRETIONARY
 Advanced Auto Parts*                                                                   25,400        1,109,472
 Aeropostale*                                                                           35,000        1,030,050
 Clear Channel Communications                                                           22,000          736,780
 Comcast*                                                                               33,500        1,100,140
 Home Depot, Inc.                                                                       23,400        1,000,116
 Johnson Controls                                                                        9,000          570,960
 Staples                                                                                30,400        1,024,784
                                                                                                 --------------
     TOTAL CONSUMER DISCRETIONARY: 13.1%                                                         $    6,572,302
CONSUMER STAPLES
 JM Smucker                                                                             21,700        1,021,419
 Pepsico, Incorporated                                                                  29,400        1,534,680
 Procter & Gamble                                                                        9,000          495,720
 Sysco                                                                                  30,700        1,171,819
 Wal-Mart Stores, Inc.                                                                  16,800          887,376
                                                                                                 --------------
     TOTAL CONSUMER STAPLES: 10.2%                                                               $    5,111,014
ENERGY
 Conoco Phillips                                                                        11,700        1,015,911
 Exxon Mobil Corporation                                                                20,782        1,065,285
 Kerr McGee                                                                              8,500          491,215
 XTO Energy                                                                             29,200        1,033,096
                                                                                                 --------------
     TOTAL ENERGY: 7.2%                                                                          $    3,605,507
FINANCIAL SERVICES
 Allstate Corporation                                                                   20,000        1,034,400
 American International Group, Inc.                                                     20,325        1,334,743
 Bank of New York Co., Inc.                                                             29,500          985,890
 CIT Group                                                                              23,300        1,067,606
 Citigroup, Incorporated                                                                19,800          953,964
 Fifth Third Bancorp                                                                    17,230          814,979
 Merrill Lynch & Company, Inc.                                                          16,700          998,159
                                                                                                 --------------
     TOTAL FINANCIAL SERVICES: 14.3%                                                             $    7,189,741
HEALTH CARE
 Abbott Laboratories                                                                    22,000        1,026,300
 Amgen*                                                                                 15,500          994,325
 Boston Scientific Corporation*                                                         24,650          876,307
 Health Management Assoc., Inc. -- A                                                    42,000          954,240
 Johnson & Johnson                                                                      17,700        1,122,534
 Novartis                                                                               10,000          505,400
 Pfizer, Incorporated                                                                   41,250        1,109,213
                                                                                                 --------------
     TOTAL HEALTH CARE: 13.1%                                                                    $    6,588,319
INDUSTRIALS
 Cendant                                                                                21,000          490,980
 Cintas Corporation                                                                     20,600          903,516
 Dover                                                                                  25,000        1,048,500
 General Electric Company                                                               55,690        2,032,685
 Ingersoll Rand                                                                         13,000        1,043,900
 Illinois Tool Works                                                                    10,100          936,068
 L-3 Communications Holdings                                                            13,300          974,092
 Pall Corporation                                                                       34,400          995,880
                                                                                                 --------------
     TOTAL INDUSTRIALS: 16.8%                                                                    $    8,425,621
INFORMATION TECHNOLOGY
 Cisco Systems, Inc.*                                                                   43,000          830,760
 Dell, Inc.*                                                                            23,700          998,718
 EMC*                                                                                   35,200          523,424
 Fiserv, Inc.*                                                                          26,200        1,052,978
 Intel Corporation                                                                      37,200          870,108
 Intuit, Inc.*                                                                          11,000          484,110
 Microsoft Corporation                                                                  54,350        1,452,232
 Nokia Corporation ADR **                                                               62,450          978,592
 Oracle Corporation*                                                                    67,270          922,944
                                                                                                 --------------
     TOTAL INFORMATION TECHNOLOGY: 16.2%                                                         $    8,113,866
MATERIALS
 Air Products and Chemicals                                                              9,000          521,730
 ALCOA                                                                                  31,500          989,730
                                                                                                 --------------
     TOTAL MATERIALS: 3.0%                                                                       $    1,511,460
TELECOMMUNICATION SERVICES
 Alltel Corporation                                                                     17,410        1,023,012
                                                                                                 --------------
     TOTAL TELECOMM SERVICES: 2.0%                                                               $    1,023,012
UTILITIES
 Equitable Resources, Inc.                                                              16,700        1,013,022
                                                                                                 --------------
     TOTAL UTILITIES: 2.0%                                                                       $    1,013,022

TOTAL COMMON STOCKS: 97.9%                                                                       $   49,153,864
 (COMMON STOCK IDENTIFIED COST $42,692,357)
EXCHANGE TRADED FUNDS
 iShares Biotech Index Fund*                                                             7,000          527,800
                                                                                                 --------------
     TOTAL ETF: 1.1%                                                                             $      527,800
       (ETF IDENTIFIED COST $499,354)
CASH EQUIVALENTS
 Federated U.S. Treasury Cash Reserves
     Money Market Fund 1.52% yield ***                                                                  675,346
                                                                                                 --------------
     TOTAL CASH EQUIVALENTS: 1.3%                                                                $      675,346
       (CASH EQUIVALENTS IDENTIFIED COST $675,346)
TOTAL PORTFOLIO VALUE: 100.3%                                                                    $   50,357,010
 (TOTAL PORTFOLIO IDENTIFIED COST $43,867,057)
 Other Liabilities Less Assets: (0.3%)                                                           $     (197,966)
TOTAL NET ASSETS: 100.0%                                                                         $   50,159,044

  *  Non-income producing security.
 **  American Depositary Receipt.
*** Variable rate security, the coupon rate shown represents the rate at December 31, 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JOHNSON OPPORTUNITY FUND        PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS                                                                           SHARES    DOLLAR VALUE
-------------                                                                           ------    ------------
CONSUMER DISCRETIONARY
 Advance Auto Parts*                                                                    18,000          786,240
 Autoliv, Inc.                                                                          10,500          507,150
 Barnes & Noble, Incorporated*                                                          24,000          774,480
 Borders Group, Inc.                                                                    26,800          680,720
 Brunswick                                                                              14,700          727,650
 Centex Corporation                                                                     12,500          744,750
 Circuit City Stores                                                                    34,800          544,272
 Hasbro, Inc.                                                                           28,000          542,640
 Johnson Controls                                                                       11,000          697,840
 Getty Images*                                                                           7,100          488,835
 KB Home Corporation                                                                     5,300          553,320
 Lear Corporation                                                                       10,200          622,302
 Lennar Corporation, Class A                                                             9,000          510,120
 Liz Claiborne, Inc.                                                                     9,000          379,890
 Marvel Enterprises*                                                                    25,500          522,240
 Michaels Stores                                                                        16,600          497,502
 NVR, Inc.*                                                                              1,400        1,077,160
 Outback Steakhouse                                                                      8,250          377,685
 Pacific Sunwear*                                                                       32,500          723,450
 Polaris Industries, Inc.                                                               14,700          999,894
 Reebok International Ltd.                                                               9,900          435,600
 Ryland Group                                                                            9,400          540,876
 Timberland Company*                                                                    10,300          645,501
                                                                                                 --------------
     TOTAL CONSUMER DISCRETIONARY: 17.1%                                                         $   14,380,117
CONSUMER STAPLES
 BJ Wholesale Club*                                                                     14,600          425,298
 Pilgrim's Pride                                                                        22,000          674,960
 Smithfield Foods, Inc.*                                                                21,800          645,062
 Tyson Foods Incorporated                                                               43,700          804,080
                                                                                                 --------------
     TOTAL CONSUMER STAPLES: 3.0%                                                                $    2,549,400
ENERGY
 Chesapeake Energy Corporation                                                          29,300          483,450
 Newfield Exploration*                                                                  13,500          797,175
 Patterson-Uti Energy, Inc.                                                             12,500          243,125
 Pioneer Natural Resources
   Company                                                                              12,000          421,200
 Pogo Producing Company                                                                 11,400          552,786
 Premcor                                                                                20,000          843,400
 Pride International, Inc.*                                                             36,250          744,575
 Sunoco                                                                                  9,250          755,818
 Unocal                                                                                 15,250          659,410
 Valero Energy Corporation                                                              14,000          635,600
                                                                                                 --------------
     TOTAL ENERGY: 7.3%                                                                          $    6,136,539
FINANCIAL SERVICES
 A.G. Edwards, Inc.                                                                     10,000          432,100
 AMBAC Financial Group, Inc.                                                             5,250          431,182
 American Financial                                                                     20,700          648,117
 AmeriCredit Corporation*                                                               34,125          834,356
 Berkley (W.R.), Corporation                                                            15,000          707,550
 Blackrock, Inc.                                                                         6,800          525,368
 Commerce Bancshares                                                                    12,705          637,791
 Commercebancorp                                                                        11,250          724,500
 Countrywide Financial Corp.                                                            13,196          488,384
 Doral Financial Corp.                                                                   9,000          443,250
 First American Financial Corp.                                                         13,000          456,820
 First Horixon National                                                                 13,500          581,985
 First Marblehead*                                                                       7,200          405,000
 Friedman, Billings, Ramsy Group, Inc.*                                                 31,600          612,724
 HCC Insurance Holdings, Inc.                                                           16,250          538,200
 Investors Financial Services Corp.                                                      9,500          474,810
 Legg Mason, Inc.                                                                       10,950          802,197
 Mercury General Corporation                                                             6,500          389,480
 Nuveen Investments, Class A                                                            17,750          700,593
 Plum Creek Timber                                                                      18,250          701,530
 Principal Financial Group                                                              17,000          695,980
 Radin Group Inc.                                                                       12,200          649,528
 SAFECO Corporation                                                                     13,600          710,464
 Stancorp Financial Group                                                                5,600          462,000
 Trizec Properties                                                                      33,750          638,550
 UnionBanCal Corporation                                                                 7,300          470,704
 Unitrin, Inc.                                                                          10,500          477,225
 Westcorp                                                                               13,400          615,462
                                                                                                 --------------
     TOTAL FINANCIAL SERVICES: 19.4%                                                             $   16,255,850
HEALTH CARE
 Aetna, Inc.                                                                             3,500          436,625
 AmerisourceBergen Corp.                                                                10,000          586,800
 Bausch & Lomb                                                                          11,000          709,060
 Caremark Rx, Inc.*                                                                     10,680          421,112
 Cephalon, Inc.*                                                                        12,250          623,280
 Cigna                                                                                  10,000          815,700
 Community Health Systems Inc.*                                                         22,700          632,876
 Eon Labs*                                                                              27,900          753,300
 Laboratory Corp. of America Holdings*                                                  10,500          523,110
 Mckesson                                                                               23,150          728,299
 Medco Health*                                                                          11,750          488,800
 Pacificare Health*                                                                     12,400          700,848
 Quest Diagnostics, Inc.                                                                 4,000          382,200
 Universal Health SVC                                                                   13,750          611,875
                                                                                                 --------------
     TOTAL HEALTH CARE: 10.1%                                                                    $    8,413,885
INDUSTRIALS
 Agco Corporation*                                                                      33,800          739,882
 Brink's Co.                                                                            21,000          829,920

*    Non-income producing security.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

COMMON STOCKS                                                                           SHARES    DOLLAR VALUE
-------------                                                                           ------    ------------
INDUSTRIALS, CONTINUED
 CNF                                                                                    14,300          716,430
 Career Education Corporation*                                                          17,700          708,000
 Cummins Engine, Inc.                                                                   10,500          879,795
 ITT Industries, Inc.                                                                    4,700          396,915
 JB Hunt Transport Services, Inc.                                                       13,000          583,050
 L-3 Communications Holdings, Inc.                                                      10,000          732,400
 Manpower                                                                               13,300          642,390
 Navistar International*                                                                10,000          439,800
 Pall Corporation                                                                       14,200          411,090
 Timken Company                                                                         29,850          776,697
 United Defense Industrials, Inc.                                                       18,600          878,850
 West Corporation*                                                                      20,500          678,755
 Yellow Roadway*                                                                        12,500          696,375
                                                                                                 --------------
     TOTAL INDUSTRIALS: 12.1%                                                                    $   10,110,349
INFORMATION TECHNOLOGY
 Advanced Micro Devices, Inc.*                                                          41,500          913,830
 Affiliated Computer Services -- A*                                                     12,500          752,375
 Amphenol Corp. Class A                                                                 19,000          698,060
 Citrix Systems, Inc.*                                                                  16,200          396,252
 Adobe Systems                                                                           8,000          501,920
 BEA Systems*                                                                           78,900          699,054
 Computer Sciences*                                                                     14,100          794,817
 Cree, Incorporated*                                                                    27,750        1,112,220
 Ingram Micro, Inc.*                                                                    33,400          694,720
 Jabil Circuit, Inc.*                                                                   13,500          345,330
 Juniper Networks, Inc.*                                                                14,700          399,693
 Lam Research*                                                                          28,000          809,480
 Lexmark International, Inc.*                                                            4,000          340,000
 Memc Electronic Materials*                                                             57,400          760,550
 Micron Technology*                                                                     53,600          661,960
 SanDisk Corporation*                                                                   24,700          616,759
 Sungard Data Systems*                                                                  24,200          685,586
 Tektronix Inc.                                                                         19,900          601,179
 Tech Data Corporation*                                                                 14,700          667,380
                                                                                                 --------------
     TOTAL INFORMATION TECHNOLOGY: 14.8%                                                         $   12,451,165
MATERIALS
 Ball Corporation                                                                       18,840          828,583
 Florida Rock Industries, Inc.                                                           9,500          565,535
 Georgia-Pacific Corporation                                                            17,800          667,144
 Nucor Corporation                                                                      20,000        1,046,800
 Louisiana PAC                                                                          26,000          695,240
 Phelps Dodge Corporation                                                                8,000          791,360
 Praxair, Incorporated                                                                  10,000          441,500
 Scotts*                                                                                 6,000          441,120
 Southern Peru Cooper                                                                   16,500          778,965
 U.S. Steel Corporation                                                                 21,500        1,101,875
                                                                                                 --------------
     TOTAL MATERIALS: 8.8%                                                                       $    7,358,122
UTILITIES
 Centerpoint Energy, Inc.                                                               59,500          672,350
 Constellation Energy Group, Inc.                                                       15,500          677,505
 OGE Energy Corporation                                                                 24,100          638,891
 Pepco Holdings                                                                         29,600          631,072
 UGI                                                                                    16,300          666,833
 WPS Resources Corporation                                                              12,000          599,520
                                                                                                 --------------
     TOTAL UTILITIES: 4.6%                                                                       $    3,886,171
TOTAL COMMON STOCKS:                                                                      97.2%  $   81,541,598
 (COMMON STOCK IDENTIFIED COST $63,024,741)
REAL ESTATE INVESTMENT TRUSTS
 CBL & Associates Properties, Inc.                                                       6,250          477,188
 Catellus Development, Corp.                                                            27,000          826,200
 Hospitality Property Trust                                                             12,250          563,500
                                                                                                 --------------
     TOTAL REAL ESTATE INVESTMENT TRUSTS: 2.2%                                                   $    1,866,888
       (REAL ESTATE INVESTMENT TRUST IDENTIFIED COST $1,441,779)
CASH EQUIVALENTS
 Federated U.S. Treasury Cash Reserves Money Market Fund 1.52% yield **                                 222,147
                                                                                                 --------------
     TOTAL CASH EQUIVALENTS: .3%                                                                 $      222,147
       (CASH EQUIVALENTS IDENTIFIED COST $222,147)
TOTAL PORTFOLIO VALUE: 99.7%                                                                     $   83,630,633
 (TOTAL PORTFOLIO IDENTIFIED COST $64,688,667)
 Other Assets Less Liabilities: 0.3%                                                             $      224,409
TOTAL NET ASSETS: 100.0%                                                                         $   83,855,042

 *   Non-income producing security.
** Variable rate security, the coupon rate shown represents the rate at December 31, 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JOHNSON REALTY FUND             PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS                                                                           SHARES    DOLLAR VALUE
-------------                                                                           ------    ------------
APARTMENTS
 Apartment Investment and Management, Co.                                                7,900          304,466
 Archstone Smith Trust                                                                  16,555          634,056
 Avalon Bay Communities, Inc.                                                            7,092          534,028
 BRE Properties, Inc. Class A                                                            3,500          141,085
 Camden Property Trust                                                                   6,000          306,000
 Equity Residential Properties Trust                                                    22,950          830,331
 Essex Property Trust, Inc.                                                              1,870          156,706
 Home Properties of NY                                                                   4,500          193,500
 United Dominion Realty Trust, Inc                                                      10,000          248,000
                                                                                                 --------------
     TOTAL APARTMENTS: 17.2%                                                                     $    3,348,172
DIVERSIFIED
 Crescent Real Estate Equities Company                                                  11,000          200,860
 Glenborough Realty Trust, Inc.                                                          9,000          191,520
 Lexington Corporate Properties Trust                                                    9,000          203,220
 Vornado Realty Trust                                                                   11,500          875,495
                                                                                                 --------------
     TOTAL DIVERSIFIED: 7.6%                                                                     $    1,471,095
HEALTH CARE
 Health Care Property Investors                                                         11,800          326,742
 Health Care Reit                                                                        7,500          286,125
                                                                                                 --------------
     TOTAL HEALTH CARE: 3.2%                                                                     $      612,867
LODGING AND HOTELS
 Host Marriot                                                                           30,500          527,650
 Hospitality Property                                                                    5,800          266,800
 Marriot International, Class A                                                          2,500          157,450
 Senior Housing Properties Trust                                                        11,500          217,810
 Starwood Hotels & Resorts                                                               4,700          274,480
                                                                                                 --------------
     TOTAL LODGING AND HOTELS: 7.4%                                                              $    1,444,190
MATERIALS
 Plum Creek Timber Co., Inc.                                                            19,000          730,360
                                                                                                 --------------
     TOTAL MATERIALS: 3.8%                                                                       $      730,360
OFFICE AND INDUSTRIAL
 Alexandria Real Estate Equities                                                         3,000          223,260
 AMB Property Corporation                                                               11,200          452,368
 Arden Realty Group, Inc.                                                               10,000          377,200
 Boston Properties, Inc.                                                                10,675          690,352
 Catellus Development Corporation                                                       14,340          438,804
 Centerpoint Properties Trust                                                            7,200          344,808
 Duke Realty Corp.                                                                      15,860          541,460
 Equity Office Properties                                                               30,880          899,226
 Mack-Cali Realty Trust                                                                  4,795          220,714
 Kilroy Realty Corporation                                                               4,345          185,749
 Liberty Property Trust                                                                  8,630          372,816
 Prologis Trust                                                                         13,905          602,504
                                                                                                 --------------
     TOTAL OFFICE AND INDUSTRIAL: 27.5%                                                          $    5,349,261
RETAIL
 CBL and Associates Properties, Inc.                                                     3,000          229,050
 Commercial Net Lease Realty                                                             9,000          185,400
 Developers Diversified Realty                                                           8,325          369,380
 Equity One                                                                             13,000          308,490
 General Growth Properties                                                              15,705          567,893
 Kimco Realty Corporation                                                               10,102          585,815
 Macerich Company                                                                        5,330          334,724
 Mills Corporation                                                                       4,500          286,920
 New Plan Excel Realty Trust                                                             9,000          243,720
 Pan Pacific Retail                                                                      4,500          282,150
 Pennsylvania REIT                                                                       4,000          171,200
 Regency Centers Corporation                                                             8,075          447,355
 Simon Property Group, Inc.                                                             13,334          862,310
 Simon Property I Preferred 6% Series                                                      750           44,415
 Tanger Factory Outlet Centers                                                           8,600          227,556
 Weingarten Realty Investors                                                             8,913          357,411
                                                                                                 --------------
     TOTAL RETAIL: 28.3%                                                                         $    5,503,789
STORAGE
 Public Storage, Inc.                                                                   10,500          585,376
 Shurgard Storage Centers                                                                5,000          220,050
                                                                                                 --------------
     TOTAL STORAGE: 4.2%                                                                         $      805,426

TOTAL COMMON STOCKS: 99.2%                                                                       $   19,265,160
 (COMMON STOCK IDENTIFIED COST $12,041,418)
CASH EQUIVALENTS
 Federated U.S. Treasury Cash Reserves Money Market Fund 1.52% yield **                                  84,613
                                                                                                 --------------
     TOTAL CASH EQUIVALENTS: 0.4%                                                                $       84,613
       (CASH EQUIVALENTS IDENTIFIED COST $84,613)
TOTAL PORTFOLIO VALUE: 99.6%                                                                     $   19,349,773
 (TOTAL PORTFOLIO IDENTIFIED COST $12,126,031)
 Other Assets Less Liabilities: 0.4%                                                             $       78,262
TOTAL NET ASSETS: 100.0%                                                                         $   19,428,035

 *   Non-income producing security.
** Variable rate security, the coupon rate shown represents the rate at December 31, 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JOHNSON FIXED INCOME FUND       PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004

FIXED INCOME
SECURITIES - BONDS                                                                     FACE       DOLLAR VALUE
------------------                                                                   ---------    ------------
BANK AND FINANCE
 American General Finance,
   8.125%, 8/15/09                                                                     120,000          138,750
 American General Finance,
   5.750%, 3/15/07                                                                   1,000,000        1,043,750
 Archstone Smith Operating
   Trust Notes, 5.000%,
   8/15/07                                                                             500,000          513,750
 Bank of America Subordinated,
   7.800%, 2/15/10                                                                     912,000        1,060,200
 Bank One Corp., 7.125%,
   5/15/07                                                                             400,000          431,500
 Bank One Corp., 9.875%,
   3/01/09                                                                             250,000          303,437
 Carramerica Realty
   Corporation, 6.625%,
   3/01/05                                                                           1,050,000        1,055,250
 Comerica Bank Subordinated
   Note, 6.875%, 3/01/08                                                               250,000          270,937
 Duke Realty LP, 3.500%,
   11/01/07                                                                            950,000          947,625
 First Union Corp., 7.500%,
   7/15/06                                                                             200,000          212,750
 Firstar Corp., 6.625%,
   12/15/06                                                                            475,000          507,656
 Genworth Financial, 4.750%,
   6/15/09                                                                           1,000,000        1,023,750
 Merry Land and Investment
   Co., 7.250%, 6/15/05                                                                500,000          508,750
 National City Bank Ind,
   2.375%, 8/15/06                                                                   1,000,000          985,000
 Safeco Corp., 6.875%,
   7/15/07                                                                             255,000          273,169
 PNC Funding Corp., 6.875%,
   7/15/07                                                                             500,000          538,750
 Salomon Smith Barney, Inc.,
   5.875%, 3/15/06                                                                   1,000,000        1,031,250
 SunTrust Bank, 6.500%,
   1/15/08                                                                             500,000          536,250
 Wachovia Corp. Subordinated
   Notes, 6.375%, 1/15/09                                                              820,000          887,650
 Weingarten Realty, 6.840%,
   11/17/07                                                                            700,000          762,125
                                                                                                 --------------
   TOTAL BANK AND FINANCE: 23.5%                                                                 $   13,032,299
UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (A)
 FHLB, 3.000%, 11/04/15                                                              2,000,000        2,000,000
 FHLMC, 3.75%, 2/25/09                                                                 475,000          474,406
 FHLMC, 5.950%, 1/19/06                                                                400,000          411,826
 FHLMC, 6.005%, 12/08/05                                                               200,000          205,520
 FHLMC, 2.450%, 5/10/07                                                              2,500,000        2,496,875
 FNMA, 3.410%, 8/30/07                                                               1,000,000          996,250
 FNMA, 4.200%, 5/04/09                                                               2,000,000        2,007,500
 FNMA, 4.375%, 10/15/06                                                              1,000,000        1,020,000
                                                                                                 --------------
   TOTAL UNITED STATES GOVERNMENT AGENCY
     OBLIGATIONS: 17.4%                                                                          $    9,612,377
UNITED STATES GOVERNMENT OBLIGATIONS
 U.S. Treasury, 1.625%,4/30/05                                                       1,000,000          997,500
 U.S. Treasury Bill, zero coupon,
   2/10/05*                                                                          2,000,000        1,995,000
 U.S. Treasury, 6.000%,
   2/15/26                                                                           2,500,000        2,863,770
 U.S. Treasury, 5.250%,
   11/15/28                                                                          2,000,000        2,096,250
                                                                                                 --------------
   TOTAL UNITED STATES GOVERNMENT
     OBLIGATIONS: 14.4%                                                                          $    7,952,520
INDUSTRIAL
 Conoco Funding Company,
   5.450%, 10/15/06                                                                    500,000          518,125
 C.R. Bard, Incorporated,
   6.700%, 12/01/26                                                                    500,000          548,750
 Delta Airlines Pass Through
   Certificates Series 02-1
   MBIA Insured 6.417%,
   7/02/12                                                                             560,000          584,597
 Devon Energy Convertible
   Bond, 4.900%, 8/15/08                                                               500,000          550,625
 Dover Corp., 6.250%,
   6/01/08                                                                             500,000          543,125
 General Electric Capital
   Corp., 5.000%, 2/15/07                                                            1,000,000        1,030,000
 General Electric Capital
   Corp., 1.546%, 5/30/08                                                              500,000          497,500
 General Mills, 2.625%,
   10/24/06                                                                          1,000,000          982,500
 Hewlett Packard Company
   Notes, 5.750%, 12/15/06                                                           1,000,000        1,041,250
 Honeywell, Inc., 7.125%,
   4/15/08                                                                             400,000          440,000
 Kraft Foods, Inc., 5.250%,
   6/1/07                                                                              750,000          777,188
 Lowes Companies, Inc.
   8.250%, 6/01/10                                                                     500,000          599,375

*    Non-income producing security.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FIXED INCOME
SECURITIES - BONDS                                                                     FACE       DOLLAR VALUE
------------------                                                                   ---------    ------------
INDUSTRIAL, CONTINUED
 McDonald's Corp.,
   5.950%, 1/15/08                                                                     425,000          450,500
 News America Holdings,
   8.500%, 2/15/05                                                                     365,000          366,825
 Occidental Petroleum,
   10.125%, 9/15/09                                                                    283,000          349,151
 The Tribune Company,
   6.875%, 11/01/06                                                                    500,000          529,375
                                                                                                 --------------
   TOTAL INDUSTRIAL: 17.7%                                                                       $    9,808,886
UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - MORTGAGE BACKED SECURITIES (A)
 FHLMC, 15 Year Gold,
   7.000%, 3/01/11                                                                      25,735           27,288
 FHLMC, 3.550%, 11/15/07                                                             1,000,000        1,001,250
 FHLMC, 4.125%, 11/18/09                                                             2,500,000        2,512,500
 FHLMC, 4.320%, 4/01/33                                                              1,886,952        1,885,794
 FHLMC, 8.000%, 6/01/30                                                                 30,935           33,526
 FHLMC, CMO Pool 2517
   Class VL 5.000%, 5/15/13                                                          1,685,857        1,704,430
 FHLMC, CMO Pool 2513
   Class VK 5.500%, 9/15/13                                                          1,691,580        1,748,396
 FNMA Series 253300,
   7.500%, 5/01/20                                                                      43,662           46,923
 GNMA Pool 781397, 5.500%,
   2/15/17                                                                             515,392          537,619
 GNMA Pool 2658, 6.500%,
   10/20/28                                                                            298,925          314,619
 GNMA II Pool 2945, 7.500%,
   7/20/30                                                                              76,985           82,349
 GNMA Pool 780400, 7.000%,
   12/15/25                                                                             31,914           34,059
 GNMA Pool 780420, 7.500%,
   8/15/26                                                                              18,360           19,770
                                                                                                 --------------
   TOTAL GOVERNMENT AGENCY
     OBLIGATIONS - MORTGAGE BACKED
     SECURITIES: 18.0%                                                                           $    9,948,523
UTILITY
 Bellsouth Communications,
   5.875%, 1/15/09                                                                     500,000          533,125
 Florida Power & Light Group
   Capital, 7.375%, 6/01/09                                                            500,000          565,625
 Verizon Communications,
   7.510%, 4/01/09                                                                     600,000          677,250
 Midwest Power Corporation,
   7.000%, 2/15/05                                                                     200,000          201,000
                                                                                                 --------------
   TOTAL UTILITY: 3.5%                                                                           $    1,977,000

TOTAL FIXED INCOME - BONDS: 94.5%                                                                $   52,331,605
 (FIXED INCOME IDENTIFIED
   COST $51,427,048)

FIXED INCOME
SECURITIES                                                                            SHARES      DOLLAR VALUE
------------                                                                         ---------    ------------
PREFERRED STOCKS
 USB Capital Preferred Stock
   Callable 12/07/06 @ $25                                                               8,240          224,952
 Equity Office Properties Trust
   Preferred Stock                                                                      20,000        1,027,200
                                                                                                 --------------
   TOTAL PREFERRED STOCK: 2.3%                                                                   $    1,252,152
     (PREFERRED STOCK IDENTIFIED
       COST $1,144,952.)
CASH EQUIVALENTS
 Federated U.S. Treasury Cash Reserves
   Money Market Fund 1.52% yield **                                                                   1,064,860
                                                                                                 --------------
   TOTAL CASH EQUIVALENTS: 1.9%                                                                  $    1,064,860
     (CASH EQUIVALENTS IDENTIFIED
       COST $1,064,860)

TOTAL PORTFOLIO VALUE: 98.7%                                                                     $   54,648,617
 (TOTAL PORTFOLIO IDENTIFIED COST $53,636,860)

 Other Assets Less Liabilities: 1.3%                                                             $      738,942
TOTAL NET ASSETS: 100.0%                                                                         $   55,387,559

 *   Non-income producing security.
** Variable rate security, the coupon rate shown represents the rate at December 31, 2004.

  (A) Abbreviations:
  FHLB:  Federal Home Loan Bank
  FHLMC: Federal Home Loan Mortgage Corporation
  FNMA:  Federal National Mortgage Association
  GNMA:  Government National Mortgage Association

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JOHNSON MUNICIPAL INCOME FUND   PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004

MUNICIPAL INCOME
SECURITIES - BONDS                                                                     FACE       DOLLAR VALUE
------------------                                                                   ---------    ------------
GENERAL OBLIGATION - CITY
 Akron, OH, 5.000%, 12/01/05                                                           100,000          102,513
 Columbus, OH, 12.375%,
   2/15/07                                                                              25,000           30,218
 Columbus, OH, Series 2,
   5.000%, 6/15/10                                                                     100,000          109,401
 Columbus, OH, Tax Increment
   Financing, (AMBAC Insured),
   4.900%, 12/01/11                                                                    150,000          165,741
 Dayton, OH, General
   Obligation (AMBAC
   Insured), 4.450%, 12/01/12                                                          100,000          105,682
 Dayton, OH, 7.625%, 12/01/06                                                          100,000          109,319
 Deerfield Township, OH,
   (MBIA Insured), 4.750%,
   12/01/10                                                                            100,000          109,121
 Loveland, OH, (AMBAC
   Insured), 4.900%, 12/01/08                                                          100,000          107,176
 Symmes Township, OH,
   2.400%, 12/01/07                                                                    110,000          107,241
 Washington Township, OH,
   4.650%, 12/01/05                                                                     75,000           76,386
 Youngstown, OH, (AMBAC
   Insured), 5.100%, 12/01/11                                                          100,000          111,554
                                                                                                 --------------
   TOTAL GENERAL OBLIGATION -
     CITY: 12.4%                                                                                 $    1,134,352
GENERAL OBLIGATION - COUNTY
 Belmont County, OH (MBIA
   Insured), 4.500%, 12/01/11                                                          155,000          164,967
 Belmont County, OH (MBIA
   Insured), 5.100%, 12/01/05                                                           50,000           51,347
 Delaware County, OH,
   5.250%, 12/01/06                                                                     50,000           51,937
 Hocking County, OH,
   4.900%, 12/01/06                                                                     50,000           51,972
 Knox County, OH,
   4.750%, 12/01/09                                                                     60,000           64,444
 Portage County, OH, (MBIA
   Insured), 5.150%, 12/01/07                                                           75,000           80,622
 Trumbull County, OH,
   (AMBAC Insured),
   5.250%, 12/01/05                                                                     50,000           51,413
                                                                                                 --------------
   TOTAL GENERAL OBLIGATION -
     COUNTY: 5.7%                                                                                $      516,702
GENERAL OBLIGATION - STATE
 State of Ohio, 4.000%,
   6/15/10                                                                              60,000           63,146
 Common Schools -- Series A
   State of California, 4.000%,
   11/01/09                                                                            250,000          263,090
 Ohio State Unlimited Common
   School Facilities, 4.500%,
   6/15/17                                                                             100,000          103,114
                                                                                                 --------------
   TOTAL GENERAL OBLIGATION -
     STATE: 4.7%                                                                                 $      429,350
HIGHER EDUCATION
 Bowling Green State University,
   (FGIC Insured), 5.000%,
   6/01/08                                                                             155,000          167,256
 Ohio State Higher Education
   Facilities, Denison
   University, 4.900%,
   11/01/05                                                                             75,000           76,756
 University of Cincinnati,
   Ohio General Receipts,
   4.750%, 6/01/06                                                                      50,000           51,698
                                                                                                 --------------
   TOTAL HIGHER EDUCATION: 3.2%                                                                  $      295,710
HOSPITAL/HEALTH
 Hamilton County, OH, Hospital
   Children's Hospital Medical
   Center, (MBIA Insured),
   5.250%, 5/15/10                                                                     100,000          109,648
 Hamilton County, OH,
   Hospital Facility Revenue,
   Children's Hospital,
   (FGIC Insured), 5.000%,
   5/15/06                                                                              50,000           51,784
 Lorain County, OH, Hospital
   Facility Revenue, Catholic
   Healthcare Partners,
   (MBIA Insured), 6.000%,
   9/01/07                                                                              50,000           54,387
 Lorain County, OH, Revenue
   Bond, Catholic Healthcare
   Partners Project (AMBAC
   Insured), 5.200%, 09/01/10                                                          100,000          110,538
 Montgomery County, OH
   Hospital Revenue (Prerefunded),
   5.650%, 12/01/12                                                                     35,000           39,576
 Montgomery County, OH
   Hospital (Prerefunded),
   5.500%, 12/01/10                                                                    100,000          112,390
                                                                                                 --------------
   TOTAL HOSPITAL/HEALTH: 5.2%                                                                   $      478,323

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MUNICIPAL INCOME
SECURITIES - BONDS                                                                    FACE        DOLLAR VALUE
------------------                                                                 -----------    ------------
REVENUE BONDS - ELECTRIC
 Hamilton, OH Electric, Variable
   Rate (FSA Insured), 1.020%,
   10/15/23                                                                            434,000          434,000
                                                                                                 --------------
   TOTAL REVENUE BONDS - ELECTRIC: 4.7%                                                          $      434,000
REVENUE BONDS - TRANSPORTATION
 Butler County, OH, Transportation
   Improvement, (FSA Insured),
   5.500%, 4/01/09                                                                     100,000          110,622
 Ohio State Turnpike Revenue,
   (Prerefunded), 5.500%, 2/15/26                                                      110,000          116,245
                                                                                                 --------------
   TOTAL REVENUE BONDS - TRANSPORTATION: 2.5%                                                    $      226,867
REVENUE BONDS - WATER AND SEWER
 Akron, OH, Sewer System,
   (MBIA Insured), 5.500%
   12/01/07                                                                             50,000           53,512
 Butler, OH, Waterworks
   System, (FSA Insured),
   4.400% 12/01/10                                                                     100,000          106,778
 Cleveland, OH, Waterworks
   Revenue, Series I (FSA
   Insured), 5.250%, 1/01/10                                                           100,000          108,108
 Cleveland, OH, Waterworks
   Revenue, Series G (MBIA
   Insured), 5.500%, 1/01/13                                                           150,000          168,707
 Columbus, OH, Water and
   Sewer, 5.000%, 11/01/06                                                             100,000          104,861
 East Muskingum, OH Water
   District, Water Resource
   Revenue, (AMBAC Insured),
   4.500%, 12/01/12                                                                    200,000          218,768
 Gulf Coast, TX, Waste Disposal
   Project, 8.375%, 6/01/05                                                            100,000          102,525
 Montgomery County, OH,
   Solid Waste, (MBIA Insured),
   5.125%, 11/01/08                                                                     50,000           52,153
 Nashville and Davidson, TN
   7.700%, 01/01/12                                                                     25,000           30,647
 Northeast OH, Reg'l Sewer
   District (AMBAC Insured),
   5.500%, 11/15/12                                                                    100,000          103,752
 Southwest OH, Reg'l Water
   District (MBIA Insured),
   5.250%, 12/01/05                                                                     50,000           51,413
                                                                                                 --------------
   TOTAL REVENUE BONDS - WATER & SEWER: 12.0%                                                    $    1,101,224
SCHOOL DISTRICT
 Athens Ohio City School
   General Obligation 4.400%,
   12/01/05                                                                            200,000          203,244
 Beavercreek, OH, Special
   Obligation Tax Anticipation
   Note, 4.250%, 12/01/06                                                              100,000          101,998
 Cleveland, OH, Municipal
   School District, (FGIC
   Insured), 5.000%, 12/01/20                                                          140,000          148,915
 Columbus, OH, Linden
   Elementary Construction (FSA
   Insured), 5.500%, 12/01/21                                                          100,000          111,457
 Dayton , OH, City School
   District, (FGIC Insured),
   3.250%, 12/01/10                                                                    100,000          101,613
 Delaware, OH, City School
   District, GO (MBIA
   Insured), 5.000%, 12/04/20                                                          250,000          269,213
 Fairfield, OH, (FGIC Insured)
   0.000%, 12/01/11*                                                                   100,000           78,003
 Green Local, OH, (AMBAC
   Insured) Insured, 4.600%,
   12/01/11                                                                            100,000          105,455
 Indiana Valley, OH, (AMBAC
   Insured), 5.500%, 12/01/06                                                           50,000           52,478
 Kings Local, OH, 6.400%,
   12/01/13                                                                            150,000          182,390
 Lakota, OH, 6.250%, 12/01/14                                                          100,000          103,784
 Louisville Local, OH, (FGIC
   Insured) 0.000%, 12/01/05*                                                          200,000          196,112
 Loveland, OH, 4.400%, 12/01/08                                                        100,000          106,488
 Mason, OH, 4.000%, 12/01/06                                                           200,000          206,452
 Northwestern, OH, 4.650%,
   12/01/06                                                                            105,000          108,657
 Sycamore, OH, Community
   (AMBAC Insured), 4.600%,
   12/01/11                                                                            100,000          105,249
 Sycamore, OH, Community
   Unlimited, 5.375%, 12/01/13                                                         100,000          113,826
                                                                                                 --------------
   TOTAL SCHOOL DISTRICT: 25.1%                                                                  $    2,295,334

*    Non-income producing security.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MUNICIPAL INCOME
SECURITIES - BONDS                                                                    FACE        DOLLAR VALUE
------------------                                                                 -----------    ------------
SPECIAL ASSESSMENT BONDS
 Toledo-Lucas County Ohio
   Port Authority Crocker Park
   Public Improvement Project,
   2.625%, Due 12/01/07                                                                200,000          195,634
                                                                                                 --------------
   TOTAL SPECIAL ASSESSMENT BONDS: 2.1%                                                          $      195,634
SPECIAL OBLIGATION BONDS
 Cleveland Ohio Non Tax
   Revenue Stadium Project
   (AMBAC Insured), 5.000%,
   Due 12/01/14                                                                        400,000          447,008
                                                                                                 --------------
   TOTAL SPECIAL OBLIGATION BONDS: 5.0%                                                          $      447,008
STATE AGENCY
 Ohio State Building Authority,
   Adult Correctional-Series A,
   5.500%, 10/01/10                                                                    100,000          113,349
 Ohio State Building Authority,
   (AMBAC Insured),
   5.375%, 10/01/11                                                                    150,000          161,600
 Ohio State Building Authority,
   Juvenile Correction Facilities,
   4.375%, 10/01/12                                                                    100,000          104,883
 Ohio State Building Authority,
   9.750%, 10/01/05                                                                     75,000           76,359
 Ohio State Building Authority,
   Ohio Center For The Arts,
   5.450%, 10/01/07                                                                    100,000          107,924
 Ohio State Building Authority,
   Toledo Government Center,
   9.750%, 10/01/05                                                                    200,000          207,010
 Ohio State Housing Finance
   Authority (GNMA)
   Collateral, 5.100%, 9/01/17                                                         170,000          173,318
 State of Ohio Parks and
   Recreation Bonds, 4.350%,
   12/01/11                                                                            100,000          106,252
 Ohio State Elementary and
   Secondary Education, (FSA
   Insured), 5.000%, 12/01/07                                                          100,000          107,078
 Ohio State Public Facilities
   Commission, (MBIA
   Insured), 4.700%, 06/01/11                                                          100,000          107,714
                                                                                                 --------------
   TOTAL STATE AGENCY: 13.9%                                                                     $    1,265,487
TOTAL FIXED INCOME - MUNICIPAL
 BONDS: 96.5%                                                                                    $    8,819,991
 (MUNICIPAL BONDS IDENTIFIED
   COST $8,479,568)
CASH EQUIVALENTS
 Federated Ohio Municipal Cash
   Trust 1.56% yield **                                                                                 267,962
   TOTAL CASH EQUIVALENTS: 2.9%                                                                  $      267,962
     (CASH IDENTIFIED COST $267,962)

TOTAL PORTFOLIO VALUE: 99.4%                                                                     $    9,087,953
 (TOTAL PORTFOLIO IDENTIFIED COST $8,747,530)

 Other Assets Less Liabilities: .6%                                                              $       52,663
TOTAL NET ASSETS: 100.0%                                                                         $    9,140,616

 *   Non-income producing security
** Variable rate security, the coupon rate shown represents the rate at December 31, 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JOHNSON MUTUAL FUNDS                                           DECEMBER 31, 2004

STATEMENT OF ASSETS AND LIABILITIES

                                                                  STOCK FUNDS                                BOND FUNDS
                                                -----------------------------------------------    ------------------------------
                                                                                                       FIXED          MUNICIPAL
                                                    GROWTH        OPPORTUNITY        REALTY           INCOME           INCOME
                                                     FUND            FUND             FUND             FUND             FUND
                                                -------------    -------------  ---------------    -------------    -------------
ASSETS:
  Investment Securities at Market Value*        $  50,357,010    $  83,630,633    $  19,349,773    $  54,648,617    $   9,087,953
  Dividends and Interest Receivable             $      58,380    $      82,578    $      86,641    $     547,421    $      57,620
  Fund Shares Purchased Receivable              $     295,008    $     218,879    $      18,587    $     230,130    $           0
                                                -------------    -------------    -------------    --------------   -------------
        TOTAL ASSETS                            $  50,710,398    $  83,932,090    $  19,455,001    $  55,426,168    $   9,145,573

LIABILITIES:
  Accrued Management Fees                       $      40,096    $      66,246    $      15,473    $      38,609    $       4,957
  Securities Purchased Payable                  $     485,770    $           0    $           0    $           0    $           0
  Fund Shares Redeemed Payable                  $      25,488    $      10,802    $      11,493    $           0    $           0
                                                -------------    -------------    -------------    -------------    -------------
        TOTAL LIABILITIES                       $     551,354    $      77,048    $      26,966    $      38,609    $       4,957

NET ASSETS                                      $  50,159,044    $  83,855,042    $  19,428,035    $  55,387,559    $   9,140,616

NET ASSETS CONSIST OF:
  Paid in Capital (see accompanying note #2)    $  45,354,022    $  64,912,830    $  12,224,052    $  54,375,802    $   8,828,884
  Undistributed Net Investment Income (Loss)    $           0    $         182    $         116    $           0    $          85
  Undistributed Net Realized Gain (Loss)
  from Security Transactions                    $  (1,684,931)   $          64    $     (19,875)   $           0    $     (28,776)
  Net Unrealized Gain (Loss) on Investments     $   6,489,953    $  18,941,966    $   7,223,742    $   1,011,757    $     340,423
                                                -------------    -------------    --------------   -------------    -------------
NET ASSETS                                      $  50,159,044    $  83,855,042    $  19,428,035    $  55,387,559    $   9,140,616
Shares Outstanding                                  2,021,569        2,529,949        1,037,838        3,444,068          562,521
OFFERING, REDEMPTION AND NET ASSET VALUE PER
  SHARE                                         $       24.81    $       33.14    $       18.72    $       16.08    $       16.25
*Identified Cost of Securities                  $  43,867,057    $  64,688,667    $  12,126,031    $  53,636,860    $   8,747,530

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

                                                                  STOCK FUNDS                                BOND FUNDS
                                                -----------------------------------------------    ------------------------------
                                                                                                       FIXED          MUNICIPAL
                                                   GROWTH         OPPORTUNITY        REALTY           INCOME           INCOME
                                                    FUND             FUND             FUND             FUND             FUND
                                                -------------    -------------    -------------    -------------    -------------
                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                 12/31/2004       12/31/2004       12/31/2004       12/31/2004       12/31/2004
                                                -------------    -------------    -------------    -------------    -------------
INVESTMENT INCOME:
  Interest                                      $       4,488    $       1,863    $         984    $   2,108,399    $     346,755
  Dividends                                     $     783,068    $     830,761    $     843,997    $     130,979    $           0
                                                -------------    -------------    -------------    -------------    -------------
        TOTAL INVESTMENT INCOME                 $     787,556    $     832,624    $     844,981    $   2,239,378    $     346,755

EXPENSES:
  Gross Management Fee                          $     484,908    $     755,782    $     196,269    $     512,392    $      91,109
  Management Fee Waiver (See accompanying
    note #3)                                    $     (24,245)   $     (37,789)   $      (9,813)   $     (76,859)   $     (31,888)
                                                -------------    -------------    -------------    -------------    -------------
        TOTAL EXPENSES                          $     460,663    $     717,993    $     186,456    $     435,533    $      59,221

NET INVESTMENT INCOME (LOSS)                    $     326,893    $     114,631    $     658,525    $   1,803,845    $     287,534

REALIZED AND UNREALIZED GAINS (LOSSES):
  Net Realized Gain (Loss) from Security
    Transactions                                $   2,194,201    $   7,533,452    $   2,805,829    $     151,125    $         821
  Net Unrealized Gain (Loss) on Investments     $   2,634,419    $   6,647,048    $   1,855,163    $    (807,978)   $    (142,487)
                                                -------------    -------------    -------------    -------------    -------------

NET GAIN (LOSS) ON INVESTMENTS                  $   4,828,620    $  14,180,500    $   4,660,992    $    (656,853)   $    (141,666)

NET INCREASE (DECREASE) IN ASSETS FROM
  OPERATIONS                                    $   5,155,513    $  14,295,131    $   5,319,517    $   1,146,992    $     145,868

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                                            STOCK FUNDS
                                 --------------------------------------------------------------------------------------------------
                                           GROWTH FUND                    OPPORTUNITY FUND                    REALTY FUND
                                 ------------------------------    ------------------------------    ------------------------------
                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                   12/31/2004       12/31/2003       12/31/2004       12/31/2003       12/31/2004       12/31/2003
                                 -------------    -------------    -------------    -------------    -------------    -------------
OPERATIONS:
  Net Investment Income          $     326,893    $     235,341    $     114,631    $      73,730    $     658,525    $     779,583
  Net Realized Gain (Loss) from
  Security Transactions          $   2,194,201    $    (697,909)   $   7,533,452    $   4,071,128    $   2,805,829    $     232,870
  Net Unrealized Gain (Loss)
    on Investments               $   2,634,419    $   9,558,654    $   6,647,048    $  14,964,398    $   1,855,163    $   5,025,969
                                 -------------    -------------    -------------    -------------    -------------    -------------
    NET INCREASE (DECREASE) IN
      ASSETS FROM OPERATIONS     $   5,155,513    $   9,096,086    $  14,295,131    $  19,109,256    $   5,319,517    $   6,038,422

DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income          $    (347,624)   $    (235,790)   $    (176,349)   $     (73,557)   $    (658,409)   $    (779,581)
  Net Realized Gain from
    Security Transactions        $           0    $           0    $  (7,044,143)   $           0    $  (2,051,548)   $           0
                                 -------------    -------------    -------------    -------------    -------------    -------------
    NET (DECREASE) IN ASSETS
      FROM DISTRIBUTIONS         $    (347,624)   $    (235,790)   $  (7,220,492)   $     (73,557)   $  (2,709,957)   $    (779,581)

CAPITAL SHARE TRANSACTIONS:
  Proceeds From Sale of Shares   $   5,209,064    $   6,280,379    $   6,031,069    $   6,263,030    $     781,105    $   6,735,299
  Net Asset Value of Shares
    Issued on Reinvestment
    of Distributions             $     275,351    $     184,151    $   7,102,083    $      24,386    $   2,198,715    $     134,068
  Cost of Shares Redeemed        $  (8,887,716)   $  (7,727,550)   $  (9,887,171)   $  (7,050,070)   $  (9,167,168)   $  (5,424,394)
                                 -------------    -------------    -------------    -------------    -------------    -------------
    NET INCREASE (DECREASE)
      IN ASSETS FROM CAPITAL
      SHARE TRANSACTIONS         $  (3,403,301)   $  (1,263,020)   $   3,245,981    $    (762,654)   $  (6,187,348)   $   1,444,973

NET CHANGE IN NET ASSETS         $   1,404,588    $   7,597,276    $  10,320,620    $  18,273,045    $  (3,577,788)   $   6,703,814

Net Assets at Beginning of
  Period                         $  48,754,456    $  41,157,180    $  73,534,422    $  55,261,377    $  23,005,823    $  16,302,009
                                 -------------    -------------    -------------    -------------    -------------    -------------

NET ASSETS AT END OF PERIOD      $  50,159,044    $  48,754,456    $  83,855,042    $  73,534,422    $  19,428,035    $  23,005,823
                                 =============    =============    =============    =============    =============    =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                                       BOND FUNDS
                                                             ----------------------------------------------------------------
                                                                    FIXED INCOME FUND              MUNICIPAL INCOME FUND
                                                             ------------------------------    ------------------------------
                                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                               12/31/2004       12/31/2003       12/31/2004       12/31/2003
                                                             -------------    -------------    -------------    -------------
OPERATIONS:
  Net Investment Income                                      $   1,803,845    $   1,945,276    $     287,534    $     318,096
  Net Realized Gain (Loss) from Security Transactions        $     151,125    $     663,662    $         821    $     (26,952)
  Net Unrealized Gain (Loss) on Investments                  $    (807,978)   $  (1,012,075)   $    (142,487)   $     (32,891)
                                                             -------------    -------------    -------------    -------------
    NET INCREASE (DECREASE) IN ASSETS FROM OPERATIONS        $   1,146,992    $   1,596,863    $     145,868    $     258,253

DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income                                      $  (1,813,291)   $  (1,956,281)   $    (287,346)   $    (318,199)
  Net Realized Gain from Security Transactions               $     (98,326)   $           0    $           0    $           0
                                                             -------------    -------------    -------------    -------------
    NET (DECREASE) IN ASSETS FROM DISTRIBUTIONS              $  (1,911,617)   $  (1,956,281)   $    (287,346)   $    (318,199)

CAPITAL SHARE TRANSACTIONS:
  Proceeds From Sale of Shares                               $  12,360,867    $  21,684,245    $   1,295,047    $   1,087,635
  Net Asset Value of Shares Issued on Reinvestment of
    Dividends/Gains                                          $     798,815    $     860,434    $      30,797    $      37,495
  Cost of Shares Redeemed                                    $  (6,216,106)   $ (18,942,472)   $  (1,535,219)   $  (1,026,543)
                                                             -------------    -------------    -------------    -------------
    NET INCREASE (DECREASE) IN ASSETS FROM CAPITAL SHARE
      TRANSACTIONS                                           $   6,943,576    $   3,602,207    $    (209,375)   $      98,587

NET CHANGE IN NET ASSETS                                     $   6,178,951    $   3,242,789    $    (350,853)   $      38,641

Net Assets at Beginning of Period                            $  49,208,608    $  45,965,819    $   9,491,469    $   9,452,828
                                                             -------------    -------------    -------------    -------------
NET ASSETS AT END OF PERIOD                                  $  55,387,559    $  49,208,608    $   9,140,616    $   9,491,469
                                                             =============    =============    =============    =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                         JOHNSON GROWTH FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE GROWTH FUND:

                                                                          YEAR ENDED DECEMBER 31
                                                  ----------------------------------------------------------------------
                                                     2004           2003           2002           2001           2000
                                                  ----------     ----------     ----------     ----------     ----------
Net Asset Value Beginning of Period               $    22.50     $    18.50     $    25.58     $    29.28     $    33.86

OPERATIONS:
  Net Investment Income                           $     0.16     $     0.11     $     0.07     $     0.02     $     0.02
  Net Gains (Losses) on Securities (Realized &
    Unrealized)                                   $     2.32     $     4.00     $    (7.08)    $    (3.70)    $    (4.58)
                                                  ----------     ----------     ----------     ----------     ----------
TOTAL OPERATIONS                                  $     2.48     $     4.11     $    (7.01)    $    (3.68)    $    (4.56)

DISTRIBUTIONS:
  Dividends from Net Investment Income            $    (0.17)    $    (0.11)    $    (0.07)    $    (0.02)    $    (0.02)
  Distributions from Net Realized Capital Gains   $     0.00     $     0.00     $     0.00     $     0.00     $     0.00
                                                  ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS                               $    (0.17)    $    (0.11)    $    (0.07)    $    (0.02)    $    (0.02)
Net Asset Value End of Period                     $    24.81     $    22.50     $    18.50     $    25.58     $    29.28
TOTAL RETURN                                           11.04%         22.21%        (27.42%)       (12.58%)       (13.47%)
Net Assets, End of Period (Millions)              $    50.16     $    48.75     $    41.16     $    52.49     $    55.97

RATIOS AFTER FEE WAIVERS: (1)
  Ratio of Expenses to
    Average Net Assets before Waiver                    1.00%          1.00%          1.00%          1.00%          1.00%
    Average Net Assets after Waiver                     0.95%          0.95%          0.95%          0.95%          0.95%
  Ratio of Net Investment Income to
    Average Net Assets before Waiver                    0.62%          0.49%          0.25%          (.01%)         0.01%
    Average Net Assets after Waiver                     0.67%          0.54%          0.30%          0.04%          0.06%
Portfolio Turnover Rate                                60.39%         64.36%         49.39%         37.08%         32.03%

(1) The Adviser waived the 1.00% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2006. (See accompanying note #3)

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                    JOHNSON OPPORTUNITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE OPPORTUNITY
FUND:

                                                                           YEAR ENDED DECEMBER 31
                                                  ----------------------------------------------------------------------
                                                     2004           2003           2002           2001           2000
                                                  ----------     ----------     ----------     ----------     ----------
Net Asset Value Beginning of Period               $    30.12     $    22.37     $    28.53     $    33.63     $    33.40

OPERATIONS:
  Net Investment Income                           $     0.05     $     0.03     $     0.05     $    (0.03)    $    (0.06)
  Net Gains (Losses) on Securities (Realized &
    Unrealized)                                   $     6.10     $     7.75     $    (6.16)    $    (5.07)    $     2.22
                                                  ----------     ----------     ----------     ----------     ----------
TOTAL OPERATIONS                                  $     6.15     $     7.78     $    (6.11)    $    (5.10)    $     2.16

DISTRIBUTIONS:
  Dividends from Net Investment Income            $    (0.08)    $    (0.03)    $    (0.05)    $     0.00     $     0.00
  Distributions from Net Realized Capital Gains   $    (3.05)    $     0.00     $     0.00     $     0.00     $    (1.93)
                                                  ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS                               $    (3.13)    $    (0.03)    $    (0.05)    $     0.00     $    (1.93)
Net Asset Value End of Period                     $    33.14     $    30.12     $    22.37     $    28.53     $    33.63
TOTAL RETURN                                           20.42%         34.78%        (21.42%)       (15.17%)         6.34%
Net Assets, End of Period (Millions)              $    83.86     $    73.53     $    55.26     $    68.82     $    75.51

RATIOS AFTER FEE WAIVERS: (1)
  Ratio of Expenses to
    Average Net Assets before Waiver                    1.00%          1.00%          1.00%          1.00%          1.00%
    Average Net Assets after Waiver                     0.95%          0.95%          0.95%          0.95%          0.95%
  Ratio of Net Investment Income to
    Average Net Assets before Waiver                    0.10%          0.07%          0.13%         (0.16%)        (0.24%)
    Average Net Assets after Waiver                     0.15%          0.12%          0.18%         (0.11%)        (0.19%)
Portfolio Turnover Rate                                81.33%        164.84%         61.32%         46.30%         34.06%

(1) The Adviser waived the 1.00% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2006. (See accompanying note #3)

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                         JOHNSON REALTY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE REALTY FUND:

                                                                           YEAR ENDED DECEMBER 31
                                                  ----------------------------------------------------------------------
                                                     2004           2003           2002           2001           2000
                                                  ----------     ----------     ----------     ----------     ----------
Net Asset Value Beginning of Period               $    16.36     $    12.67     $    12.83     $    12.88     $    10.72

OPERATIONS:
  Net Investment Income                           $     0.63     $     0.72     $     0.63     $     0.64     $     0.61
  Net Return of Capital                           $     0.18     $     0.19     $     0.07     $     0.05     $     0.05
  Net Gains (Losses) on Securities (Realized &
    Unrealized)                                   $     4.38     $     3.50     $    (0.22)    $    (0.10)    $     2.11
                                                  ----------     ----------     ----------     ----------     ----------
TOTAL OPERATIONS                                  $     5.19     $     4.41     $     0.48     $     0.59     $     2.77

DISTRIBUTIONS:
  Dividends from Net Investment Income            $    (0.62)    $    (0.72)    $    (0.63)    $    (0.64)    $    (0.61)
  Distributions from Return of Capital            $     0.00     $     0.00     $     0.00     $     0.00     $     0.00
  Distributions from Net Realized Capital Gains   $    (2.21)    $     0.00     $     0.00     $     0.00     $     0.00
                                                  ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS                               $    (2.83)    $    (0.72)    $    (0.63)    $    (0.64)    $    (0.61)
Net Asset Value End of Period                     $    18.72     $    16.36     $    12.67     $    12.83     $    12.88
TOTAL RETURN                                           32.40%         34.23%          3.50%          4.75%         26.22%
Net Assets, End of Period (Millions)              $    19.43     $    23.01     $    16.30     $     9.26     $     8.47

RATIOS AFTER FEE WAIVERS: (1)
  Ratio of Expenses to
    Average Net Assets before Waiver                    1.00%          1.00%          1.00%          1.00%          1.00%
    Average Net Assets after Waiver                     0.95%          0.95%          0.95%          0.95%          0.95%
  Ratio of Net Investment Income to
    Average Net Assets before Waiver                    3.31%          3.88%          5.05%          5.05%          5.25%
    Average Net Assets after Waiver                     3.36%          3.93%          5.10%          5.10%          5.30%
Portfolio Turnover Rate                                24.88%         24.93%         11.77%          7.36%          0.86%

(1) The Adviser waived the 1.00% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2006. (See accompanying note #3)

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                   JOHNSON FIXED INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE FIXED INCOME
FUND:

                                                                           YEAR ENDED DECEMBER 31
                                                  ----------------------------------------------------------------------
                                                     2004           2003           2002           2001           2000
                                                  ----------     ----------     ----------     ----------     ----------
Net Asset Value Beginning of Period               $    16.32     $    16.43     $    15.60     $    15.48     $    14.93

OPERATIONS:
  Net Investment Income                           $     0.57     $     0.67     $     0.72     $     0.82     $     0.86
  Net Gains (Losses) on Securities (Realized &
    Unrealized)                                   $    (0.21)    $    (0.11)    $     0.83     $     0.12     $     0.55
                                                  ----------     ----------     ----------     ----------     ----------
TOTAL OPERATIONS                                  $     0.36     $     0.56     $     1.55     $     0.94     $     1.41

DISTRIBUTIONS:
  Dividends from Net Investment Income            $    (0.57)    $    (0.67)    $    (0.72)    $    (0.82)    $    (0.86)
  Distributions from Net Realized Capital Gains   $    (0.03)    $     0.00     $     0.00     $     0.00     $     0.00
                                                  ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS                               $    (0.60)    $    (0.67)    $    (0.72)    $    (0.82)    $    (0.86)
Net Asset Value End of Period                     $    16.08     $    16.32     $    16.43     $    15.60     $    15.48
TOTAL RETURN                                            2.22%          3.44%         10.16%          6.11%          9.76%
Net Assets, End of Period (Millions)              $    55.39     $    49.21     $    45.97     $    39.52     $    34.53

RATIOS AFTER FEE WAIVERS: (1)
  Ratio of Expenses to
    Average Net Assets before Waiver                    1.00%          1.00%          1.00%          1.00%          1.00%
    Average Net Assets after Waiver                     0.85%          0.85%          0.85%          0.85%          0.85%
  Ratio of Net Investment Income to
    Average Net Assets before Waiver                    3.36%          3.92%          4.44%          5.04%          5.62%
    Average Net Assets after Waiver                     3.51%          4.07%          4.59%          5.19%          5.77%
Portfolio Turnover Rate                                36.54%         31.03%         32.03%         22.72%         29.16%

(1) The Adviser waived the maximum 1.00% management fee to sustain a fee of 0.85%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2006. (See accompanying note #3)

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                               JOHNSON MUNICIPAL INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE MUNICIPAL INCOME FUND:

                                                                           YEAR ENDED DECEMBER 31
                                                  ----------------------------------------------------------------------
                                                     2004           2003           2002           2001           2000
                                                  ----------     ----------     ----------     ----------     ----------
Net Asset Value Beginning of Period               $    16.49     $    16.61     $    15.90     $    15.79     $    15.18

OPERATIONS:
  Net Investment Income                           $     0.51     $     0.56     $     0.58     $     0.63     $     0.65
  Net Gains (Losses) on Securities (Realized &
    Unrealized)                                   $    (0.23)    $    (0.12)    $     0.71     $     0.10     $     0.61
                                                  ----------     ----------     ----------     ----------     ----------
TOTAL OPERATIONS                                  $     0.28     $     0.44     $     1.29     $     0.73     $     1.26

DISTRIBUTIONS:
  Dividends from Net Investment Income (1)        $    (0.52)    $    (0.56)    $    (0.58)    $    (0.62)    $    (0.65)
  Distributions from Net Realized Capital Gains   $     0.00     $     0.00     $     0.00     $     0.00     $     0.00
                                                  ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS                               $    (0.52)    $    (0.56)    $    (0.58)    $    (0.62)    $    (0.65)
Net Asset Value End of Period                     $    16.25     $    16.49     $    16.61     $    15.90     $    15.79
TOTAL RETURN                                            1.72%          2.67%          8.23%          4.66%          8.48%
Net Assets, End of Period (Millions)              $     9.14     $     9.49     $     9.45     $     7.88     $     6.06

RATIOS AFTER FEE WAIVERS: (2)
  Ratio of Expenses to
    Average Net Assets before Waiver                    1.00%          1.00%          1.00%          1.00%          1.00%
    Average Net Assets after Waiver                     0.65%          0.65%          0.65%          0.65%          0.65%
  Ratio of Net Investment Income to
    Average Net Assets before Waiver                    2.81%          3.02%          3.29%          3.62%          3.95%
    Average Net Assets after Waiver                     3.16%          3.37%          3.64%          3.97%          4.30%
Portfolio Turnover Rate                                12.77%          3.82%          3.01%          5.57%          0.00%

(1)  All distributions are Federally tax exempt.
(2) The Adviser waived the 1.00% maximum management fee to sustain a fee of 0.65%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2006. (See accompanying note #3)

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1) ORGANIZATION:

The Growth Fund, Fixed Income Fund, Opportunity Fund, Municipal Income Fund, and the Realty Fund (each individually a "Fund" and collectively the "Funds") are each series of the Johnson Mutual Funds Trust, and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under Declaration of Trust dated September 30, 1992. The Growth and Fixed Income Funds began offering their shares publicly on January 4, 1993. The Opportunity and Municipal Income Funds began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998.

The investment objective of the Growth Fund is long term capital growth. The investment objective of the Opportunity Fund is long term capital growth. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital. The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital. The investment objective of the Realty Fund is above average income and long term capital growth. The Realty Fund invests primarily in real estate related equity securities.

2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

SECURITY VALUATION AND TRANSACTIONS:

The investments in securities are carried at market value. The prices (net asset values) of the shares of each Fund are determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

INVESTMENT INCOME AND REALIZED CAPITAL GAINS AND LOSSES ON INVESTMENT
SECURITIES:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

It is the Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year, each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

DISTRIBUTIONS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Accounting principles generally accepted in the United States of America require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid in capital or net realized gains. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Net assets are not affected by the reclassifications. For the Growth Fund, dividend and distributions to shareholders which exceed net investment income and net realized capital gains for financial statement purposes, but not for tax purposes, in the amount of $21,180 were reclassified to paid-in-capital as of December 31, 2004. For the Opportunity Fund, dividend and distributions to shareholders which exceeded net investment income for financial statement purposes, but not for tax purposes, in the amount of $61,727 were reclassified to accumulated undistributed net realized gains as of December 31, 2004. For the Fixed Income Fund, dividend and distributions to shareholders which exceed net investment income and net realized capital gains for financial purposes, but not for tax purposes, in the amount of $9,610 were reclassified to paid in capital as of December 31, 2004.

3) INVESTMENT ADVISORY AGREEMENT:

The investment advisory agreement provides that Johnson Investment Counsel, Inc. (the Adviser) will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Growth Fund, Opportunity Fund and Realty Fund paid the Adviser a management fee at the annual rate of 0.95% of each Funds' average daily net assets, which was accrued daily and paid monthly. The Fixed Income Fund paid the Adviser a management fee at the annual rate of 0.85% of the Fund's average daily net assets, and the Municipal Income Fund paid the Adviser a management fee at the annual rate of 0.65% of the Fund's average daily net assets, both of which are accrued daily and paid monthly.

The Adviser received management fees for the year-ended December 31, 2004 as indicated below. These fees are after the Adviser waived part of the management fees on each of the funds from the maximum of 1.00% to the effective fee ratios listed below. The Adviser intends the fee waivers to be permanent, although the Adviser has the right to remove these fee waivers any time after April 30, 2006.

                                                                                          MANAGEMENT
                                                               FEE          EFFECTIVE      FEE AFTER       VOLUNTARY
      FUND                                      FEE           WAIVER        FEE RATIO        WAIVER         WAIVERS
      ----                                      ---           ------        ---------     ----------       ---------
      Growth Fund                              1.00%            0.05%            0.95%   $     460,663   $      24,245
      Opportunity Fund                         1.00%            0.05%            0.95%   $     717,993   $      37,789
      Realty Fund                              1.00%            0.05%            0.95%   $     186,456   $       9,813
      Fixed Income Fund                        1.00%            0.15%            0.85%   $     435,533   $      76,859
      Municipal Income Fund                    1.00%            0.35%            0.65%   $      59,221   $      31,888

At December 31, 2004, management fees payable to the Adviser amounted to:
$40,096, $66,246, $15,473, $38,609, and $4,957 for the Growth, Opportunity,
Realty, Fixed Income, and Municipal Income Funds respectively.

4) RELATED PARTY TRANSACTIONS:

All officers and one trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser. There are three independent Trustees. Total Compensation for the Trustees as a group was paid by the adviser in the amount of $18,750 for the period, and they received no additional compensation from the Trust. The Trust consists of eight Funds: Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond

Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under
Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2004, Johnson Investment Counsel, Inc., and entities that the Adviser could be deemed to control or have discretion over, owned in aggregate more than 25% of the Realty Fund. At December 31, 2004, US Bank held in aggregate 60.38% of the Opportunity Fund, 47.81% of the Realty Fund, 91.18% of the Municipal Fund, and 55.2% of the Fixed Income Fund in an omnibus account for the benefit of Johnson Investment Counsel.

Johnson Financial, Inc. is a wholly owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

5) PURCHASES AND SALES OF SECURITIES:

During January 1 through December 31, 2004, purchases and sales of investment securities aggregated:

                                                   INVESTMENT SECURITIES OTHER THAN
                                                      SHORT TERM INVESTMENTS AND
                                                      U.S. GOVERNMENT OBLIGATIONS            U.S. GOVERNMENT OBLIGATIONS
                                                   --------------------------------         -----------------------------
      FUND                                             PURCHASES         SALES                PURCHASES         SALES
      ----                                         ---------------   --------------         -------------   -------------
      Growth Fund                                  $    28,976,502   $   32,616,873         $           0   $           0
      Opportunity Fund                             $    61,515,379   $   65,379,652         $           0   $           0
      Realty Fund                                  $     4,885,995   $   12,138,591         $           0   $           0
      Fixed Income Fund                            $       350,970   $   11,474,682         $  26,800,677   $   6,158,224
      Municipal Income Fund                        $     1,121,792   $    1,182,563         $           0   $           0

6) CAPITAL SHARE TRANSACTIONS:

As of December 31, 2004, there were an unlimited number of capital shares authorized. Each Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder's written or telephone request in proper form.

CAPITAL SHARE TRANSACTIONS FOR THE PERIOD JANUARY 1 -- DECEMBER 31, 2004:

                                                                                              FIXED       MUNICIPAL
                                                   GROWTH      OPPORTUNITY     REALTY        INCOME        INCOME
                                                    FUND          FUND          FUND          FUND          FUND
                                                -----------   -----------   -----------   -----------   -----------
      Shares Sold to Investors                      225,981       190,232        43,799       761,354        79,223
      Shares Issued on Reinvestment Dividends        11,080       214,500       117,681        49,482         1,892
      Subtotal                                      237,061       404,732       161,480       810,836        81,115
      Shares Redeemed                              (382,144)     (316,460)     (529,719)     (381,997)      (94,099)
      Net Increase/Decrease During Period          (145,083)       88,272      (368,239)      428,839       (12,984)
      SHARES OUTSTANDING:
      December 31, 2003 (Beginning of Period)     2,166,652     2,441,677     1,406,077     3,015,229       575,505
      DECEMBER 31, 2004 (END OF PERIOD)           2,021,569     2,529,949     1,037,838     3,444,068       562,521

7) SECURITY TRANSACTIONS:

For Federal income tax purposes, the cost of investments owned on December 31, 2004 was the same as identified cost for the Opportunity Fund, Fixed Income Fund and Municipal Income Fund. As of December 31, 2004 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                                                                                                           NET
                                                     COST OF                                          APPRECIATION
      FUND                                          SECURITIES      APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
      ----                                        --------------   --------------   --------------    --------------
      Growth Fund                                 $   43,875,101   $    8,303,034   $   (1,821,525)   $    6,481,909
      Opportunity Fund                            $   64,688,667   $   19,109,191   $     (167,225)   $   18,941,966
      Realty Fund                                 $   12,145,970   $    7,203,803   $           (0)   $    7,203,803
      Fixed Income Fund                           $   53,636,860   $    1,185,939   $     (174,182)   $    1,011,757
      Municipal Income Fund                       $    8,747,530   $      349,767   $       (9,344)   $      340,423

At December 31, 2004, the difference between book and tax cost basis of securities for the Growth Fund and Realty Fund is due to wash sales in the amount of $8,044 and $19,939 respectively.

8) ESTIMATES:

The preparation of financial statements in conformity with general accounting principles accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9) NET INVESTMENT INCOME AND NET REALIZED CAPITAL LOSSES:

As of December 31, 2004, the Growth Fund had accumulated net realized capital loss carryovers of ($987,025) expiring in 2010 and ($689,865) expiring in 2011. To the extent that the Growth Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2004, the Municipal Income Fund had accumulated net realized capital loss carryovers of ($1,823) expiring in 2010 and ($26,952) expiring in 2011. To the extent that the Municipal Income Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

10) DISTRIBUTIONS TO SHAREHOLDERS:

JOHNSON GROWTH FUND

The tax character of distributions paid are as follows:

                                                                                       2004             2003
                                                                                   -------------   -------------
      Distribution paid from:
        Undistributed Ordinary Income                                              $     347,624   $     235,790
        Undistributed Long-Term Capital Gain                                                   0               0
        Undistributed Short-Term Capital Gain                                                  0               0
                                                                                   -------------   -------------
      Total distribution paid                                                      $     347,624   $     235,790

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income                                                                $           0
      Undistributed Long-Term Capital Gain/(Loss)                                                     (1,676,887)
      Unrealized Appreciation/(Depreciation)                                                           6,481,909
                                                                                                   -------------
      Total distributable earnings on a tax basis                                                  $   4,805,022

JOHNSON OPPORTUNITY FUND

The tax character of distributions paid are as follows:

                                                                                       2004             2003
                                                                                   -------------   -------------
      Distribution paid from:
        Undistributed Ordinary Income                                              $     176,349   $      73,557
        Undistributed Long-Term Capital Gain                                           3,274,171               0
        Undistributed Short-Term Capital Gain                                          3,769,972               0
                                                                                   -------------   -------------
      Total distribution paid                                                      $   7,220,492   $      73,557

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income/(Accumulated Loss)                                             $         182
      Undistributed Long-Term Capital Gain/(Loss)                                                             64
      Unrealized Appreciation/(Depreciation)                                                          18,941,966
                                                                                                   -------------
      Total distributable earnings on a tax basis                                                  $  18,942,212

JOHNSON REALTY FUND

The tax character of distributions paid are as follows:

                                                                                       2004             2003
                                                                                   -------------   -------------
      Distribution paid from:
        Undistributed Ordinary Income                                              $     658,409   $     779,581
        Undistributed Long-Term Capital Gain                                           2,051,548               0
        Undistributed Short-Term Capital Gain                                                  0               0
                                                                                   -------------   -------------
      Total distribution paid                                                      $   2,709,957   $     779,581

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income/(Accumulated Loss)                                             $         116
      Undistributed Long-Term Capital Gain/(Loss)                                                             64
      Unrealized Appreciation/(Depreciation)                                                           7,203,803
                                                                                                   -------------
      Total distributable earnings on a tax basis                                                  $   7,203,983

JOHNSON FIXED INCOME FUND

The tax character of distributions paid are as follows:

                                                                                       2004             2003
                                                                                   -------------   -------------
      Distribution paid from:
        Undistributed Ordinary Income                                              $   1,803,430   $   1,956,281
        Undistributed Long-Term Capital Gain                                              98,326               0
        Undistributed Short-Term Capital Gain                                              9,861               0
                                                                                   -------------   -------------
      Total distribution paid                                                      $   1,911,617   $   1,956,281

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income/(Accumulated Loss)                                             $           0
      Undistributed Long-Term Capital Gain/(Loss)                                                              0
      Unrealized Appreciation/(Depreciation)                                                           1,011,757
                                                                                                   -------------
      Total distributable earnings on a tax basis                                                  $   1,011,757

JOHNSON MUNICIPAL INCOME FUND

The tax character of distributions paid are as follows:

                                                                                       2004             2003
                                                                                   -------------   -------------
      Distribution paid from:
        Undistributed Ordinary Income                                              $     287,346   $     318,199
        Undistributed Long-Term Capital Gain                                                   0               0
        Undistributed Short-Term Capital Gain                                                  0               0
                                                                                   -------------   -------------
      Total distribution paid                                                      $     287,346   $     318,199

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income/(Accumulated Loss)                                             $          85
      Undistributed Long-Term Capital Gain/(Loss)                                                        (28,776)
      Unrealized Appreciation/(Depreciation)                                                             340,423
                                                                                                   -------------
      Total distributable earnings on a tax basis                                                  $     311,732

DISCLOSURE OF EXPENSES

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2004 and held through December 31, 2004.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

                                BEGINNING ACCOUNT VALUE    ENDING ACCOUNT VALUE       EXPENSES PAID DURING PERIOD*
                                     JUNE 30, 2004           DECEMBER 31, 2004       JULY 1, 2004-DECEMBER 31, 2004
                                ------------------------   ----------------------   --------------------------------
JOHNSON GROWTH FUND
Actual                              $      1,000.00           $       1,070.88               $          4.75
Hypothetical                        $      1,000.00           $       1,020.36               $          4.82

JOHNSON OPPORTUNITY FUND
Actual                              $      1,000.00           $       1,139.88               $          4.82
Hypothetical                        $      1,000.00           $       1,020.36               $          4.82

JOHNSON REALTY FUND
Actual                              $      1,000.00           $       1,258.95               $          5.32
Hypothetical                        $      1,000.00           $       1,020.36               $          4.82

JOHNSON FIXED INCOME FUND
Actual                              $      1,000.00           $       1,023.64               $          4.34
Hypothetical                        $      1,000.00           $       1,020.86               $          4.32

JOHNSON MUNICIPAL INCOME FUND
Actual                              $      1,000.00           $       1,025.36               $          3.33
Hypothetical                        $      1,000.00           $       1,021.87               $          3.30

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). For the Growth, Opportunity and Realty Funds, the expense ratio is 0.95%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

ADDITIONAL INFORMATION                                                 UNAUDITED

PROXY DISCLOSURE

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the 12-month period ending June 30, 2004 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund's documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

AVAILABILITY OF SCHEDULES OF PORTFOLIO INVESTMENTS:

Schedules of Portfolio Investments for periods ending March 31, 2005 and September 30, 2005 are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund's documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

CODE OF ETHICS

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

     Johnson Mutual Funds
     3777 West Fork Road
     Cincinnati OH 45247

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and
Board of Trustees
Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Growth Fund, Fixed Income Fund, Opportunity Fund, Municipal Income Fund, and the Realty Fund, five of the portfolios constituting the Johnson Mutual Funds Trust (the "Trust") as of December 31, 2004, and the related statements of operations, and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 2003 and the financial highlights for the periods indicated prior to December 31, 2004 were audited by McCurdy & Associates CPA's, Inc. whose audit practice was acquired by Cohen McCurdy, Ltd. McCurdy & Associates CPA's, Inc. expressed unqualified opinions on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios of the Johnson Mutual Funds Trust as of December 31, 2004, the results of their operations, changes in their net assets, and their financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.
Westlake, Ohio
February 24, 2005

TRUSTEES AND OFFICERS                                                  UNAUDITED

Information pertaining to the Trustees and Officers of the Fund is provided below. Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be "interested persons" of the Fund are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds' Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

                                                                                                  NUMBER OF
                                                                            PRINCIPAL            PORTFOLIOS         OTHER
                                                    TERM OF OFFICE          OCCUPATION            OVERSEEN      DIRECTORSHIPS
       NAME, ADDRESS           CURRENT POSITION     AND LENGTH OF             DURING             WITHIN FUND     HELD OUTSIDE
          AND AGE               HELD WITH FUND       TIME SERVED           PAST 5 YEARS            COMPLEX       FUND COMPLEX
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

Timothy E. Johnson (62)         President and         Since 1992     President and a                  8           Director,
3777 West Fork Rd.                 Trustee                           Director of Johnson                            Kendle
Cincinnati, OH 45247                                                 Investment Counsel,                        International,
                                                                     Inc., the Trust's                               Inc.
                                                                     Adviser, and Professor
                                                                     of Finance at the
                                                                     University of
                                                                     Cincinnati

INDEPENDENT TRUSTEES

John W. Craig (70)                 Trustee            Since 1992     Retired Director of              8              None
3777 West Fork Rd.                                                   Corporate Affairs, R.A.
Cincinnati, OH 45247                                                 Jones and Company Inc.

Ronald H. McSwain (62)             Trustee            Since 1992     President of McSwain             8              None
3777 West Fork Rd.                                                   Carpets,  Inc. until
Cincinnati, OH 45247                                                 2001; partner of P& R
                                                                     Realty, a real-estate
                                                                     development
                                                                     partnership, since 1984

Kenneth S. Shull (75)              Trustee            Since 1992     Retired plant engineer           8              None
3777 West Fork Rd.                                                   at The Procter and
Cincinnati, OH 45247                                                 Gamble Company

OFFICERS

Dale H. Coates (46)             Vice President        Since 1992     Portfolio Manager of             8              None
3777 West Fork Rd.                                                   the Trust's Adviser
Cincinnati, OH 45247

Richard T. Miller (58)          Vice President        Since 1992     Portfolio Manager of             8              None
3777 West Fork Rd.                                                   the Trust's Adviser
Cincinnati, OH 45247

Marc E. Figgins (40)           Chief Financial        Since 2002     Mutual Funds Manager             8              None
3777 West Fork Rd.               Officer and                         for Johnson Financial,
Cincinnati, OH 45247              Treasurer                          Inc. since July 2001,
                                                                     Director of BISYS
                                                                     Fund Services from
                                                                     January 2001 to
                                                                     July 2001, Mutual
                                                                     Funds Manager
                                                                     for McDonald
                                                                     Investments from
                                                                     1991 to 2000

David C. Tedford (51)          Chief Compliance       Since 1992     Vice President of                8              None
3777 West Fork Rd.               Officer and                         Operations of the
Cincinnati, OH 45247              Secretary                          Trust's Adviser

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

                             TRUSTEES AND OFFICERS
                   Timothy E. Johnson     Trustee, President
                        John W. Craig     Independent Trustee
                    Ronald H. McSwain     Independent Trustee
                     Kenneth S. Shull     Independent Trustee

                       Dale H. Coates     Vice President
                    Richard T. Miller     Vice President
                     David C. Tedford     CCO, Secretary
                      Marc E. Figgins     CFO, Treasurer


                       TRANSFER AGENT AND FUND ACCOUNTANT
                             Johnson Financial, Inc.
                               3777 West Fork Road
                             Cincinnati, Ohio 45247
                          (513) 661-3100 (800) 541-0170

                                    CUSTODIAN
                               The Provident Bank
                            Three East Fourth Street
                             Cincinnati, Ohio 45202

                                    AUDITORS
                               Cohen McCurdy, Ltd.
                        826 Westpoint Parkway, Suite 1250
                               Westlake, OH 44145

                                  LEGAL COUNSEL
                               Thompson Hine, LLP
                          312 Walnut Street, 14th Floor
                             Cincinnati, Ohio 45202


  This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

                                                Investment Company Act #811-7254

ANNUAL REPORT                                    DECEMBER 31, 2004 -- UNAUDITED


[JOHNSON MUTUAL FUNDS LOGO]


-  JIC INSTITUTIONAL BOND FUND I
-  JIC INSTITUTIONAL BOND FUND II
-  JIC INSTITUTIONAL BOND FUND III

INVESTMENT ADVISER:


JOHNSON INVESTMENT COUNSEL, INC.
3777 WEST FORK ROAD
CINCINNATI, OHIO 45247
513-661-3100
800-541-0170

JOHNSON MUTUAL FUNDS                                          December 31, 2004

                                TABLE OF CONTENTS

Our Message to You                                                            1

PERFORMANCE REVIEW AND MANAGEMENT DISCUSSION

JIC Institutional Bond Fund I                                                 2
JIC Institutional Bond Fund II                                                3
JIC Institutional Bond Fund III                                               4

PORTFOLIO OF INVESTMENTS
JIC Institutional Bond Fund I                                                 5
JIC Institutional Bond Fund II                                                7
JIC Institutional Bond Fund III                                               9
Statement of Assets and Liabilities                                          11

Statement of Operations                                                      12


STATEMENT OF CHANGE IN NET ASSETS
Bond Funds                                                                   13

FINANCIAL HIGHLIGHTS
JIC Institutional Bond Fund I                                                14
JIC Institutional Bond Fund II                                               15
JIC Institutional Bond Fund III                                              16

Notes to the Financial Statements                                            17

DISCLOSURE OF EXPENSES                                                       20
Additional Information                                                       21
Report of the Independent Auditor                                            22
Trustees and Officers                                                        23

Trustees, Officers, Transfer Agent, Fund Accountant Custodian,
Auditors, Legal Counsel                                                       Back Page

OUR MESSAGE TO YOU

                                                               February 25, 2005


Dear Shareholder:

We are pleased to present the JIC Institutional Bond Funds 2004 Annual Report. On the next several pages is commentary on the performance of each of the Funds for the year as well as the relative performance compared to appropriate indices. The remainder of the report provides the holdings of each JIC Institutional Bond Fund as well as other financial data and notes.

The year of 2004 was a year of positive returns for all of the Johnson Mutual Funds. The bond market returns were modest but better than expected. The Lehman Intermediate Government Credit Index returned 3.04% in 2004, despite steady increases in short-term interest rates. The JIC Institutional Bond Funds lagged their comparative indices overall as a result of the defensive posture taken towards rising interest rates. While interest rates did steadily rise, they did not rise as much as expected.

The financial markets faced many challenges during the year. The war in Iraq, natural disaster devastation with hurricanes in the United States and the Indian Ocean tsunami, record high energy prices and the steadily rising interest rates stood in the way of markets positive returns. The market and economy displayed resiliency in spite of these challenges.

Looking ahead, we expect as reasonably good economy in the U.S. in 2005. The economy is expected to show some deceleration from the 4.0% real gross domestic product (GDP) posted in 2004 with GDP rates in the 3.5% range, which is in line with job and income gains. Economic pressures are expected to come from slow wage growth, energy prices that remain high and the continued tightening of the Federal Reserve. Bond returns should be muted given the increasing likelihood of rising longer-term interest rates.

Thank you for your continued confidence by selecting Johnson Mutual Funds to serve your financial needs. As always, please feel free to call us at
(513) 661-3100 or (800) 541-0170 with your comments or questions.

                                                       Sincerely,

                                                       /s/ Timothy E. Johnson
                                                       Timothy E. Johnson

                                          PERFORMANCE REVIEW - DECEMBER 31, 2004

JIC INSTITUTIONAL BOND FUND I

The bond market performed better than expected in 2004, as intermediate and long term bond yields held steady even though the Federal Reserve raised short-term interest rates five times to 2.25%. This is the first time these yields have not moved appreciably higher at this point in a Fed tightening cycle since the 1960's. The Fed has stated it will move at a "measured" pace to return short-term interest rates to a "neutral" level. We expect the Fed to continue its tightening cycle in 2005 and for intermediate and long term interest rates to increase in 2005. We believe that JIC Institutional Fund I is appropriately positioned for continued rate hikes by the Fed. The Fund's emphasis on securities with superior yield to those in the Index will help to cushion bond price declines as rates rise.

The Fund was up 1.45% for 2004 compared to 1.21% for the Merrill Lynch 1-3 Year Government Corporate Index and 1.09% for the Merrill Lynch 1-3 Year (no BBB) Government Corporate Index. The Fund's emphasis on non-Treasury bonds and securities with superior yield drove the relative out performance of the Fund.

The Fund maintains its focus on high quality securities. Each security in the Fund is rated "A" or higher as indicated in the Quality Allocation Chart on this page. These highly rated securities are considered to have above average to strong protection of principal and interest payments.

[CHART]


$10,000 Initial Investment Since Inception (1)



                                              MERRILL LYNCH
                         JIC INSTITUTIONAL    1-3 YEAR GOVERNMENT
                         BOND FUND I          CORPORATE INDEX
                         -----------------    -------------------
  2000     8/31/2000     10,000.00            10,000.00
           1/29/1993     10,173.33            10,000.00
           9/30/2000     10,054.70            10,078.00
          12/31/2000     10,323.14            10,347.00
           3/31/2001     10,605.49            10,648.00
           6/30/2001     10,743.15            10,786.00
           9/30/2001     11,095.96            11,160.00
  2001    12/31/2001     10,980.35            11,248.00
           3/31/2002     10,863.89            11,246.00
           6/30/2002     11,122.98            11,521.00
           9/30/2002     11,439.42            11,794.00
  2002    12/31/2002     11,654.82            11,934.00
           3/31/2003     11,668.85            12,037.00
           6/30/2003     11,801.63            12,170.00
           9/30/2003     11,895.52            12,230.00
  2003    12/31/2003     11,907.84            12,261.00
           3/31/2004     11,989.39            12,399.00
           6/30/2004     11,862.46            12,259.00
           9/30/2004     12,048.94            12,398.00
  2004    12/31/2004     12,138.13            12,410.00

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 2004

                                                   MERRILL LYNCH             MERRILL LYNCH 1-3
                        JIC INSTITUTIONAL             1-3 YEAR                YEAR GOV'T/CORP
                          BOND FUND I             GOV'T/CORP INDEX             INDEX(NO BBD)
ONE YEAR                      1.45%                    1.21%                        1.09%
THREE YEAR                    3.40%                    3.33%                        3.16%
SINCE INCEPTION               4.35%                    5.10%                        5.00%

[CHART]

QUALITY ALLOCATION

AAA              53.21%
AA                8.45%
A                 38.3%

Income and capital preservation are the objectives of the JIC Institutional Bond Fund I and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any interest and capital gains. The Fund's performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government Corporate Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 1-3 Gov't/Corp Index is the established benchmark and the Merrill Lynch 1-3 Gov't/Corp (No BBB) is a supplementary benchmark.

(1) Inception of the JIC Institutional Bond Fund I was August 31, 2000.

JIC INSTITUTIONAL BOND FUND II

The bond market performed better than expected in 2004, as intermediate and long term bond yields held steady even though the Federal Reserve raised short-term interest rates five times to 2.25%. This is the first time these yields have not moved appreciably higher at this point in a Fed tightening cycle since the 1960's. The Fed has stated it will move at a "measured" pace to return short-term interest rates to a "neutral" level. We expect the Fed to continue its tightening cycle in 2005 and for intermediate and long term interest rates to increase in 2005. We believe that JIC Institutional Fund II is appropriately positioned for continued rate hikes by the Fed. The Fund has lower interest rate sensitivity than the Index, which will be beneficial as short-term interest rates continue to increase and intermediate and longer maturity yields eventually follow suit. The Fund also has an emphasis on securities with superior yield to those in the Index, which will help to cushion bond price declines as rates rise. The defensive posture of the Fund should assist its relative performance versus the Index, but it is important to note that absolute returns are likely to be quite modest and may fall below levels of 2004.

The Fund was up 2.13% for 2004 compared to 2.69% for the Merrill Lynch 3-5 Year Government Corporate Index and 1.60% for the Merrill Lynch 1-5 Year (no BBB) Government Corporate Index. Even though the Fund's emphasis on non-Treasury bonds was helpful during the year, the Fund's defensive interest rate posture was a drag on performance as interest rates did not increase as much as expected.

The Fund maintains its focus on high quality securities. Each security in the Fund is rated "A" or higher as indicated in the Quality Allocation Chart on this page. These highly rated securities are considered to have above average to strong protection of principal and interest payments.

[CHART]


$10,000 Initial Investment Since Inception (1)

                                           MERRILL LYNCH
                      JIC INSTITUTIONAL    3-5 YEAR GOVERNMENT
                      BOND FUND II         CORPORATE INDEX
                      -----------------    --------------------
2000    8/31/2000     10,000.00            10,000.00
        1/29/1993     10,173.33            10,000.00
        9/30/2000     10,061.37            10,109.00
       12/31/2000     10,449.37            10,485.00
        3/31/2001     10,776.83            10,858.00
        6/30/2001     10,843.36            10,929.00
        9/30/2001     11,402.61            11,497.00
2001   12/31/2001     11,267.02            11,471.00
        3/31/2002     11,125.13            11,436.00
        6/30/2002     11,518.95            11,890.00
        9/30/2002     11,992.82            12,496.00
2002   12/31/2002     12,264.31            12,698.00
        3/31/2003     12,299.43            12,897.00
        6/30/2003     12,554.84            13,232.00
        9/30/2003     12,585.47            13,246.00
2003   12/31/2003     12,642.30            13,238.00
        3/31/2004     12,760.59            13,580.00
        6/30/2004     12,539.15            13,209.00
        9/30/2004     12,822.64            13,560.00
2004   12/31/2004     12,911.31            13,594.00

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 2004

                                                   MERRILL LYNCH 3-5          MERRILL LYNCH 1-5
                        JIC INSTITUTIONAL           YEAR GOV'T/CORP            YEAR GOV'T/CORP
                          BOND FUND II                  INDEX                   INDEX(NO BBD)
ONE YEAR                      2.13%                    2.69%                        1.60%
THREE YEAR                    4.65%                    5.82%                        4.09%
SINCE INCEPTION(1)            5.85%                    7.34%                        5.85%

[CHART]

QUALITY ALLOCATION

AAA              50.74%
AA                8.79%
A                40.47%

Income and capital preservation are the objectives of the JIC Institutional Bond Fund II and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any interest and capital gains. The Fund's performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Merrill Lynch 3-5 Year Government Corporate Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 3-5 Gov't/Corp Index is the established benchmark and the Merrill Lynch 1-5 Gov't/Corp (No BBB) is a supplementary benchmark.

(1) Inception of the JIC Institutional Bond Fund II was August 31, 2000.

JIC INSTITUTIONAL BOND FUND III

The bond market performed better than expected in 2004, as intermediate and long term bond yields held steady even though the Federal Reserve raised short-term interest rates five times to 2.25%. This is the first time these yields have not moved appreciably higher at this point in a Fed tightening cycle since the 1960's. The Fed has stated it will move at a "measured" pace to return short-term interest rates to a "neutral" level. We expect the Fed to continue its tightening cycle in 2005 and for intermediate and long term interest rates to increase in 2005. We believe that JIC Institutional Fund III is appropriately positioned for continued rate hikes by the Fed. The Fund has lower interest rate sensitivity than the Index, which will be beneficial as short-term interest rates continue to increase and intermediate and longer maturity yields eventually follow suit. The Fund also has an emphasis on securities with superior yield to those in the Index, which will help to cushion bond price declines as rates rise. The defensive posture of the Fund should assist its relative performance versus the Index, but it is important to note that absolute returns are likely to be quite modest and may fall below levels of 2004.

The Fund was up 3.31% for 2004 compared to 4.43% for the Merrill Lynch 5-7 Year Government Corporate Index and 2.56% for the Merrill Lynch 1-10 Year (no BBB) Government Corporate Index. Even though the Fund's emphasis on non-Treasury bonds was helpful during the year, the Fund's defensive interest rate posture was a drag on performance as interest rates did not increase as much as expected.

The Fund maintains its focus on high quality securities. Each security in the Fund is rated "A" or higher as indicated in the Quality Allocation Chart on this page. These highly rated securities are considered to have above average to strong protection of principal and interest payments.

[CHART]

$10,000 Initial Investment Since Inception (1)

                                                 MERRILL LYNCH
                            JIC INSTITUTIONAL    5-7 YEAR GOVERNMENT
                            BOND FUND III        CORPORATE INDEX
                            -----------------    -------------------
   2000     8/31/2000       10,000.00            10,000.00
            1/29/1993       10,173.33            10,000.00
            9/30/2000       10,061.37            10,104.00
           12/31/2000       10,449.37            10,575.00
            3/31/2001       10,826.72            10,973.00
            6/30/2001       10,819.18            10,996.00
            9/30/2001       11,486.81            11,610.00
   2001    12/31/2001       11,269.17            11,565.00
            3/31/2002       11,115.95            11,476.00
            6/30/2002       11,583.28            11,979.00
            9/30/2002       12,281.38            12,755.00
   2002    12/31/2002       12,505.46            13,016.00
            3/31/2003       12,586.38            13,271.00
            6/30/2003       12,875.79            13,767.00
            9/30/2003       12,906.32            13,734.00
   2003    12/31/2003       12,964.07            13,741.00
            3/31/2004       13,176.15            14,193.00
            6/30/2004       12,846.80            13,713.00
            9/30/2004       13,252.15            14,232.00
   2004    12/31/2004       13,393.63            14,350.00

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 2004

                                               MERRILL LYNCH 5-7          MERRILL LYNCH 1-10
                    JIC INSTITUTIONAL           YEAR GOV'T/CORP            YEAR GOV'T/CORP
                      BOND FUND II                  INDEX                   INDEX(NO BBD)
ONE YEAR                  3.31%                    4.43%                        2.56%
THREE YEAR                5.93%                    7.45%                        5.19%
SINCE INCEPTION(1)        6.75%                    8.68%                        6.78%

[CHART]

QUALITY ALLOCATION

AAA              54.47%
AA                8.38%
A                37.15%

Income and capital preservation are the objectives of the JIC Institutional Bond Fund III and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any interest and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Merrill Lynch 5-7 Year Government Corporate Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 5-7 Gov't/Corp Index is the established benchmark and the Merrill Lynch 1-10 Gov't/Corp (No BBB) is a supplementary benchmark.

(1) Inception of the JIC Institutional Bond Fund III was August 31, 2000.

JIC INSTITUTIONAL BOND FUND I          PORTFOLIO OF INVESTMENTS AS OF 12/31/2004

FIXED INCOME SECURITIES - BONDS

                                                                                  FACE VALUE           DOLLAR VALUE
                                                                                  ----------           ------------
   FINANCE
     American General Finance Senior Notes, 5.910% Due 6/12/06                     1,000,000              1,035,000
     Bank One Corporation, 6.875%, Due 8/01/06                                       325,000                342,875
     Bank of America, 7.125% Due 5/01/06                                           1,000,000              1,048,750
     BB & T Corporation Subordinated Notes, 7.250% Due 6/15/07                     1,048,000              1,134,460
     Citicorp, 7.125% Due 5/15/06                                                  1,080,000              1,136,700
     Countrywide Funding, 6.875% Due 9/15/05                                         500,000                511,875
     Morgan Stanley Dean Witter, 3.625% Due 4/01/08                                1,000,000                995,000
     NBD Bancorp, 7.125% Due 5/15/07                                                 625,000                674,219
     PNC Funding Corporation, 5.750%, Due 8/01/06                                    750,000                778,125
     Torchmark Corporation Notes, 6.250%, Due 12/15/06                             1,000,000              1,051,250
     UBS AG Unsubordinated Note, Series 144A 6.0% Var rate Due 10/26/07              800,000                776,800
     Wachovia Corporation Subordinated Notes, 6.000% Due 10/30/08                    670,000                716,900
     Wells Fargo & Company, 3.750% Due 10/15/07                                    1,190,000              1,191,487
     Wells Fargo & Company, 7.250% Due 8/24/05                                     1,000,000              1,026,250
                                                                                                       ------------
       TOTAL FINANCE: 23.2%                                                                            $ 12,419,691

   INDUSTRIAL
     BP Capital Markets, PLC, 4.000% Due 4/29/05                                     500,000                501,875
     Bristol Myers Squibb Notes, 4.750% Due 10/01/06                               1,500,000              1,533,750
     Conoco Funding Company, 5.450% Due 10/15/06                                     750,000                777,188
     Dover Corporation Notes, 6.450% Due 11/15/05                                  1,000,000              1,026,250
     Dell Computer Senior Notes, 6.55% Due 4/15/08                                   685,000                743,225
     Emerson Electric Company, 7.875% Due 6/01/05                                  1,000,000              1,021,250
     First Data Corporation Notes, 4.700% Due 11/01/06                             1,000,000              1,022,500
     General Electric Capital Corporation Notes, 5.000% Due 2/15/07                2,000,000              2,060,000
     Gillette Company Notes, 3.500% Due 10/15/07                                   1,000,000              1,002,500
     Heller Financial, 3.305% Due 5/02/06                                            175,000                174,563
     Pacific Bell Debentures, 6.875% Due 8/15/06                                   1,000,000              1,053,750
                                                                                                       ------------
       TOTAL INDUSTRIAL: 20.4%                                                                         $ 10,916,851

   UTILITIES
     Alabama Power Company, 7.125% Due 10/01/07                                      200,000                217,750
     GTE California, Inc., 7.650% Due 3/15/07                                        730,000                788,400
     Gulf Power Company, 6.500% Due 11/01/06                                         400,000                421,500
     National Rural Utilities, 6.650% Due 10/01/05                                 1,000,000              1,026,250
                                                                                                       ------------
       TOTAL UTILITIES: 4.6%                                                                           $  2,453,900

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                                  FACE VALUE           DOLLAR VALUE
                                                                                  ----------           ------------
   UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
     Fannie Mae, 6.000% Due 1/18/12                                                2,000,000              2,002,500
     Federal Home Loan Bank, 5.375% Due 2/15/06                                    2,500,000              2,562,500
     Federal Home Loan Bank, 4.125% Due 11/27/07                                     500,000                502,500
     Federal Home Loan Mortgage Corporation, 3.000% Due 6/01/07                    2,500,000              2,503,125
     Federal National Mortgage Association, 3.500% Due 1/28/08                     2,500,000              2,490,625
     Federal National Mortgage Association, 2.500% Due 2/27/08                     2,000,000              1,990,000
     Federal National Mortgage Association, 3.600% Due 3/03/09                     2,000,000              1,985,000
     Federal National Mortgage Association, 3.410% Due 8/30/07                     1,000,000                996,250
     Federal National Mortgage Association, 3.700% Due 11/1/07                     3,000,000              3,000,000
                                                                                                       ------------
       TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS: 33.7%                                        $ 18,032,500

   UNITED STATES GOVERNMENT TREASURY OBLIGATIONS
     United States Treasury Bill, 0% Due 1/13/05                                   1,200,000              1,199,289
     United States Treasury Bill, 0% Due 4/28/05                                   1,250,000              1,240,625
     United States Treasury Bill, 0% Due 4/07/05                                   2,500,000              2,484,375
     United States Treasury Bill, 0% Due 2/10/05                                   2,000,000              1,995,000
     United States Treasury Note, 6.500% Due 10/15/06                              1,500,000              1,589,883
                                                                                                       ------------
       TOTAL UNITED STATES GOVERNMENT TREASURY OBLIGATIONS: 15.9%                                      $  8,509,172

   TOTAL FIXED INCOME - BONDS: 97.8%                                                                   $ 52,332,114
     (FIXED INCOME IDENTIFIED COST $52,267,915)

   CASH EQUIVALENTS
     Federated U.S. Treasury Cash Reserves Money Market Fund 1.52% yield *                                  639,034
                                                                                                       ------------
       TOTAL CASH EQUIVALENTS:  1.2%                                                                   $    639,034
          (CASH EQUIVALENTS IDENTIFIED COST  $639,034)

   TOTAL PORTFOLIO VALUE: 99.0%                                                                        $ 52,971,148
     (TOTAL PORTFOLIO IDENTIFIED COST  $52,906,949)

     Other Assets Less Liabilities 1.0%                                                                $    551,453

   TOTAL NET ASSETS 100.0%                                                                             $ 53,522,601

* Variable rate security, the coupon rate shown represents the rate at December 31, 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JIC INSTITUTIONAL BOND FUND II         PORTFOLIO OF INVESTMENTS AS OF 12/31/2004

FIXED INCOME SECURITIES - BONDS

                                                                                  FACE VALUE           DOLLAR VALUE
                                                                                  ----------           ------------
   FINANCE
     Allstate Corporation, 7.200% Due 12/01/09                                       500,000                566,875
     American Express, 6.875% Due 11/01/05                                           500,000                515,000
     American International Group Notes, 2.875% Due 05/15/08                         890,000                862,187
     Bank of America Subordinated Notes, 7.800% Due 2/15/10                        1,000,000              1,162,500
     Citicorp, 7.125% Due 5/15/06                                                    500,000                526,250
     Citigroup Incorporated Note, 6.000%, 2/21/12                                    750,000                820,312
     Countrywide Funding, 5.450%, Due 9/15/05                                        500,000                511,875
     Franchise Finance Corporation of America, 8.750% Due 10/15/10                 1,000,000              1,236,250
     Genworth Financial Notes, 4.750% Due 6/15/09                                    500,000                511,875
     Merrill Lynch, 3.375%, Due 9/14/07                                            1,000,000                993,750
     Morgan Stanley Dean Witter, 4.250% Due 5/15/10                                  830,000                830,000
     NBD Bancorp, 7.125% Due 5/15/07                                                 750,000                809,063
     Progressive Corporation Senior Notes, 6.375% Due 1/15/12                        640,000                706,400
     Torchmark Corporation Notes, 6.250% Due 12/15/06                                750,000                788,437
     UBS AG Senior Unsubordinated Note, Series 144A 6.0% Var rate Due 10/26/07       800,000                776,800
     U.S. Bank Corp Subordinated Notes, 6.875%, Due 9/15/07                          250,000                270,312
     Wells Fargo & Company, 7.250% Due 8/24/05                                       900,000                923,625
     Weingarten Realty, 6.840% Due 11/07/07                                          500,000                544,375
                                                                                                       ------------
       TOTAL FINANCE: 25.0%                                                                            $ 13,355,886

   INDUSTRIAL
     Allied Signal, 6.200% Due 2/01/08                                               500,000                534,375
     Becton Dickinson, 7.150% Due 10/01/09                                         1,000,000              1,131,250
     BP Capital Markets, PLC, 4.000% Due 4/29/05                                     500,000                501,875
     Bristol Myers Squibb Notes, 4.750% Due 10/01/06                               1,000,000              1,022,500
     Conoco Funding Company, 5.450% Due 10/15/06                                     500,000                518,125
     Delta Airlines, 6.417% Due 7/02/12                                              550,000                574,158
     Dayton Hudson Corporation, 9.625% Due 2/01/08                                   380,000                440,325
     Dell, Inc., 6.550%, Due 4/15/08                                                 500,000                542,500
     Dover Corporation Notes, 6.450% Due 11/15/05                                    500,000                513,125
     Emerson Electric Company, 7.875% Due 6/01/05                                    500,000                510,625
     First Data Corporation Notes, 4.700% Due 11/01/06                               750,000                766,875
     General Electric Capital Corporation Notes, 6.000% Due 6/15/12                1,000,000              1,090,000
     Gillette Company, 3.500% Due 10/15/07                                         1,000,000              1,002,500
     Gillette Company, 5.750% Due 10/15/05                                           500,000                508,750
     Lowes Companies, Inc., 8.250% Due 6/01/10                                       390,000                467,513
     McDonald's Corporation, 5.950% Due 1/15/08                                      425,000                450,500
     PPG Industries, 6.875% Due 8/01/05                                              500,000                508,125
     Target Corporation, 6.350% Due 1/15/11                                          400,000                446,000
     Wal-Mart Stores, 6.875% Due 8/10/09                                             500,000                561,250
                                                                                                       ------------
       TOTAL INDUSTRIAL: 22.7%                                                                         $ 12,090,371

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FIXED INCOME SECURITIES - BONDS

                                                                                  FACE VALUE           DOLLAR VALUE
                                                                                  ----------           ------------
   UTILITIES
     Baltimore Gas & Electric, 6.625% Due 3/15/08                                    500,000                542,500
     Bellsouth Capital Funding, 7.750% Due 2/15/10                                   500,000                579,375
     GTE Corporation, 7.510% Due 4/01/09                                             500,000                564,375
     National Rural Utilities, 5.700% Due 1/15/10                                    500,000                535,000
                                                                                                       ------------
       TOTAL UTILITIES: 4.2%                                                                           $  2,221,250

   UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
     Federal Farm Credit Bank, 4.480% Due 8/24/12                                  1,600,000              1,612,000
     Federal Farm Credit Bank, 4.500% Due 10/20/11                                 2,500,000              2,490,625
     Federal Home Loan Bank, 6.375% Due 8/15/06                                    2,000,000              2,100,022
     Federal Home Loan Bank, 5.625% Due 11/15/11                                   1,500,000              1,620,000
     Federal National Mortgage Association, 4.125% Due 11/18/09                    1,000,000              1,005,000
     Federal National Mortgage Association, 3.700% Due 11/01/07                    2,000,000              2,000,000
     Federal National Mortgage Association, 2.500% Due 2/27/08                     2,000,000              1,990,000
     Federal National Mortgage Association, 3.410% Due 8/30/07                       650,000                647,562
     Federal National Mortgage Association, 4.500% Due 3/01/08                       987,109                999,139
     Federal National Mortgage Association, 6.000% Due 1/18/12                     2,000,000              2,002,500
                                                                                                       ------------
       TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS: 30.9%                                        $ 16,466,848

   UNITED STATES GOVERNMENT TREASURY OBLIGATIONS
     United States Treasury Bill, 0% Due 1/13/05*                                    550,000                549,675
     United States Treasury Note, 1.625% Due 4/30/05                               3,000,000              2,992,500
     United States Treasury Note, 5.500% Due 2/15/08                                 500,000                532,774
     United States Treasury Note, 6.625% Due 5/15/07                                 500,000                539,395
     United States Treasury Note, 7.000% Due 7/15/06                               1,000,000              1,060,234
     Tennessee Valley Authority, 6.375%, Due 6/15/05                               1,500,000              1,524,375
                                                                                                       ------------
       TOTAL UNITED STATES GOVERNMENT TREASURY OBLIGATIONS: 13.5%                                      $  7,198,953

   TOTAL FIXED INCOME - BONDS: 96.2%                                                                   $ 51,333,308
     (FIXED INCOME IDENTIFIED COST $50,394,535)

   CASH EQUIVALENTS
     Federated U.S. Treasury Cash Reserves Money Market Fund 1.52% yield *                                1,383,251
                                                                                                       ------------
       TOTAL CASH EQUIVALENTS: 2.6%                                                                    $  1,383,251
          (CASH EQUIVALENTS IDENTIFIED COST $1,383,251)

   TOTAL PORTFOLIO VALUE: 98.8%                                                                        $ 52,716,559
     (TOTAL PORTFOLIO IDENTIFIED COST $51,777,786)

     Other Assets Less Liabilities 1.2%                                                                $    659,017

   TOTAL NET ASSETS 100.0%                                                                             $ 53,375,576

* Variable rate security, the coupon rate shown represents the rate at December 31, 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JIC INSTITUTIONAL BOND FUND III        PORTFOLIO OF INVESTMENTS AS OF 12/31/2004

FIXED INCOME SECURITIES - BONDS

                                                                                  FACE VALUE           DOLLAR VALUE
                                                                                  ----------           ------------
   FINANCE
     Allstate Corporation, 7.200% Due 12/01/09                                       500,000                566,875
     American Express, 6.875% Due 11/01/05                                           500,000                515,000
     American General Corporation, 7.500% Due 8/11/10                                500,000                575,000
     American General Finance, 8.125% Due 8/15/09                                    500,000                578,125
     Bank of America Subordinated Notes, 7.800% Due 2/15/10                        1,000,000              1,162,500
     Franchise Finance Corporation of America, 8.750% Due 10/15/10                 1,000,000              1,236,250
     General Electric Capital Corporation, 6.000% Due 6/15/12                      1,000,000              1,090,000
     Mellon Financial, 6.700% Due 3/01/08                                            500,000                543,125
     Merrill Lynch, 3.375% Due 9/14/07                                               750,000                745,313
     National City Bank, 6.250% Due 3/15/11                                          500,000                548,125
     Progressive Corporation Senior Notes, 6.375% Due 1/15/12                        500,000                551,875
     Suntrust Banks Inc., 7.750% Due 5/01/10                                         500,000                580,625
     US Bancorp Subordinated Notes,  6.300% Due 7/15/08                            1,000,000              1,082,500
     Weingarten Realty, 6.840% Due 11/17/07                                          500,000                544,375
     Wells Fargo & Company, 7.250% Due 8/24/05                                       500,000                513,125
                                                                                                       ------------
       TOTAL FINANCE: 23.2%                                                                            $ 10,832,813

   INDUSTRIAL
     Allied Signal, 6.200% Due 2/01/08                                               500,000                534,375
     BP Capital Markets, PLC, 4.000% Due 4/29/05                                     500,000                501,875
     Bristol Myers Squibb Notes, 4.750% Due 10/01/06                               1,000,000              1,022,500
     Citigroup Incorporated Notes, 6.000% Due 2/21/12                                750,000                820,312
     Dayton Hudson Corporation, 9.625% Due 2/01/08                                   380,000                440,325
     Dell, Inc., 6.550%, Due 4/15/08                                                 500,000                542,500
     Delta Airlines Series 02-1 (MBIA Insured), 6.417%, Due 7/02/12                  400,000                417,569
     Dover Corporation Notes, 6.450% Due 11/15/05                                    500,000                513,125
     Eli Lilly & Company, 8.375% Due 12/01/06                                        500,000                547,500
     Emerson Electric Company, 7.875% Due 6/01/05                                    500,000                510,625
     Gillette Company, 5.750% Due 10/15/05                                           500,000                508,750
     Lowes Companies, Inc., 8.250% Due 6/01/10                                       500,000                599,375
     McDonald's Corporation, 8.875% Due 4/01/11                                      500,000                621,875
     Target Corporation, 6.350% Due 1/15/11                                          400,000                446,000
     Wal-Mart Stores, 6.875% Due 8/10/09                                             500,000                561,250
     Washington Post, 5.500% Due 2/15/09                                             500,000                528,750
                                                                                                       ------------
       TOTAL INDUSTRIAL: 19.6%                                                                         $  9,116,706

   UTILITIES
     Bellsouth Capital Funding, 7.750% Due 2/15/10                                   500,000                579,375
     GTE Corporation, 7.510% Due 4/01/09                                             500,000                564,375
     National Rural Utilities, 5.700% Due 1/15/10                                    500,000                535,000
                                                                                                       ------------
       TOTAL UTILITIES: 3.6%                                                                           $  1,678,750

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                                  FACE VALUE           DOLLAR VALUE
                                                                                  ----------           ------------
   UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
     Federal Farm Credit Bank, 4.480% Due 8/24/12                                  2,000,000              2,015,000
     Federal Home Loan Bank, 3.125% Due 8/15/07                                      500,000                496,875
     Federal Home Loan Bank, 5.130% Due 5/24/13                                      800,000                838,000
     Federal Home Loan Bank, 5.625% Due 11/15/11                                   1,500,000              1,620,000
     Federal Home Loan Bank, 5.500% Due 12/11/13                                   1,000,000              1,071,866
     Federal Home Loan Bank, 7.605% Due 2/25/15                                      500,000                576,250
     Federal Home Loan Mortgage Corp., 5.125% Due 10/15/08                           500,000                526,063
     Federal Home Loan Mortgage Corp., 5.950% Due 1/19/06                          1,000,000              1,029,565
     Federal Home Loan Mortgage Corp., 4.375% Due 11/09/11                         2,000,000              1,997,500
     Federal Home Loan Mortgage Corp., 4.750% Due 10/11/12                         2,000,000              1,997,500
     Federal National Mortgage Association, 5.250% Due 1/15/09                       500,000                527,850
                                                                                                       ------------
       TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS: 27.2%                                        $ 12,696,469

   UNITED STATES GOVERNMENT AGENCY OBLIGATIONS -- MORTGAGE BACKED SECURITIES
     Federal Home Loan Mortgage Corp., Series 2513, 5.500% Due 9/15/13             1,691,580              1,748,395
     Federal Home Loan Mortgage Corp., Series 2517, 5.000% Due 5/15/13             1,685,856              1,704,430
     Federal National Mortgage Association DUS Pool 385365, 4.970% Due 8/01/09     1,000,000              1,033,750
     Government National Mortgage Association, 5.500% Due 2/15/17                    515,392                537,619
                                                                                                       ------------
       TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - MORTGAGE BACKED
         SECURITIES: 10.8%                                                                             $  5,024,194

   UNITED STATES GOVERNMENT TREASURY OBLIGATIONS
     United States Treasury Note, 5.000% Due 8/15/11                               1,500,000              1,596,855
     United States Treasury Note, 5.500% Due 2/15/08                               1,000,000              1,065,547
     United States Treasury Note, 6.500% Due 2/15/10                               1,000,000              1,132,148
     United States Treasury Note, 4.000% Due 2/15/14                               1,300,000              1,282,125
     United States Treasury Note, 7.000% Due 7/15/06                                 400,000                424,094
     Tennessee Valley Authority, 6.250%, Due 12/15/17                                500,000                563,750
                                                                                                       ------------
       TOTAL UNITED STATES GOVERNMENT TREASURY OBLIGATIONS: 13.0%                                      $  6,064,519

   TOTAL FIXED INCOME - BONDS: 97.4%                                                                   $ 45,413,451
     (FIXED INCOME IDENTIFIED COST $43,479,441)

   CASH EQUIVALENTS
     Federated U.S. Treasury Cash Reserves Money Market Fund 1.52% yield *                             $    573,871
                                                                                                       ------------
       TOTAL CASH EQUIVALENTS: 1.2%                                                                         573,871
          (CASH EQUIVALENTS IDENTIFIED COST $ 573,871)

   TOTAL PORTFOLIO VALUE: 98.6%                                                                        $ 45,987,322
     (TOTAL PORTFOLIO IDENTIFIED COST $44,053,312)

     Other Assets Less Liabilities 1.4%                                                                $    631,397

   TOTAL NET ASSETS 100.0%                                                                             $ 46,618,719

* Variable rate security, the coupon rate shown represents the rate at December 31, 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JOHNSON MUTUAL FUNDS                                           DECEMBER 31, 2004

STATEMENT OF ASSETS AND LIABILITIES

                                                                          BOND FUNDS
                                                     -----------------------------------------------------
                                                          JIC                 JIC                JIC
                                                      INSTITUTIONAL      INSTITUTIONAL      INSTITUTIONAL
                                                       BOND FUND I        BOND FUND II      BOND FUND III
                                                     ---------------    ---------------    ---------------
                                                        12/31/2004         12/31/2004        12/31/2004
                                                     ---------------    ---------------    ---------------
ASSETS:
  Investment Securities at Market Value*             $    52,971,148    $    52,716,559    $    45,987,322
  Dividends and Interest Receivable                  $       564,862    $       672,362    $       643,147
  Fund Shares Sold Receivable                        $             0    $             0    $             0
                                                     ---------------    ---------------    ---------------
       TOTAL ASSETS                                  $    53,536,010    $    53,388,921    $    46,630,469

LIABILITIES:
  Accrued Management Fees                            $        13,409    $        13,345    $        11,750
                                                     ---------------    ---------------    ---------------
       TOTAL LIABILITIES                             $        13,409    $        13,345    $        11,750

NET ASSETS                                           $    53,522,601    $    53,375,576    $    46,618,719

NET ASSETS CONSIST OF:
  Paid in Capital                                    $    54,435,539    $    52,486,805    $    44,684,422
  Undistributed Net Investment Income                $           119    $           149    $           149
  Undistributed Net Realized Gain
    (Loss) from Security Transactions                $      (977,256)   $       (50,151)   $           138
  Net Unrealized Gain (Loss) on Investments          $        64,199    $       938,773    $     1,934,010
                                                     ---------------    ---------------    ---------------

NET ASSETS                                           $    53,522,601    $    53,375,576    $    46,618,719

Shares Outstanding                                         3,624,938          3,474,019          2,973,790

OFFERING, REDEMPTION AND NET ASSET VALUE PER SHARE   $         14.77    $         15.36    $         15.68

*Identified Cost of Securities                       $    52,906,949    $    51,777,786    $    44,053,312

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JOHNSON MUTUAL FUNDS                                           DECEMBER 31, 2004

STATEMENT OF OPERATIONS

                                                                          BOND FUNDS
                                                     -----------------------------------------------------
                                                          JIC                 JIC                JIC
                                                      INSTITUTIONAL      INSTITUTIONAL      INSTITUTIONAL
                                                       BOND FUND I       BOND FUND II       BOND FUND III
                                                     ---------------    ---------------    ---------------
                                                        YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                        12/31/2004        12/31/2004         12/31/2004
                                                     ---------------    ---------------    ---------------
INVESTMENT INCOME:
  Interest                                           $     1,862,960    $     2,261,135    $     2,233,687
                                                     ---------------    ---------------    ---------------
    TOTAL INVESTMENT INCOME                          $     1,862,960    $     2,261,135    $     2,233,687

EXPENSES:
  Management Fee                                     $       154,224    $       151,578    $       132,580
                                                     ---------------    ---------------    ---------------
    TOTAL EXPENSES                                   $       154,224    $       151,578    $       132,580

NET INVESTMENT INCOME                                $     1,708,736    $     2,109,557    $     2,101,107

REALIZED AND UNREALIZED GAINS (LOSSES):
  Net Realized Gain (Loss) from
    Security Transactions                            $        (9,554)   $       (50,432)   $       102,140
  Net Unrealized Gain (Loss)
    on Investments                                   $    (1,002,010)   $    (1,010,353)   $      (778,179)
                                                     ---------------    ---------------    ---------------

NET GAIN (LOSS) ON INVESTMENTS                       $    (1,011,564)   $    (1,060,785)   $      (676,039)

NET INCREASE (DECREASE) IN ASSETS FROM OPERATIONS    $       697,172    $     1,048,772    $     1,425,068

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JOHNSON MUTUAL FUNDS                                           DECEMBER 31, 2004

STATEMENT OF CHANGES IN NET ASSETS

                                                                        BOND FUNDS
                                           --------------------------------------------------------------------
                                                         JIC                                 JIC
                                               INSTITUTIONAL BOND FUND I          INSTITUTIONAL BOND FUND II
                                           --------------------------------    --------------------------------
                                             YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
                                             12/31/2004        12/31/2003        12/31/2004        12/31/2003
                                           --------------    --------------    --------------    --------------
OPERATIONS:
  Net Investment Income                    $    1,708,736    $    1,893,322    $    2,109,557    $    2,121,655
  Net Realized Gain (Loss)
    from Security Transactions             $       (9,554)   $      (18,453)   $      (50,432)   $      325,037
  Net Unrealized Gain (Loss)
    on Investments                         $   (1,002,010)   $     (617,829)   $   (1,010,353)   $   (1,007,405)
                                           --------------    --------------    --------------    --------------
    NET INCREASE (DECREASE) IN
      ASSETS FROM OPERATIONS               $      697,172    $    1,257,040    $    1,048,772    $    1,439,287

DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income                    $   (1,708,598)   $   (1,893,589)   $   (2,109,973)   $   (2,121,613)
  Net Realized Gain from
    Security Transactions                  $            0    $            0    $            0    $     (234,042)
                                           --------------    --------------    --------------    --------------
    NET (DECREASE) IN ASSETS
      FROM DISTRIBUTIONS                   $   (1,708,598)   $   (1,893,589)   $   (2,109,973)   $   (2,355,655)

CAPITAL SHARE TRANSACTIONS:
  Proceeds From Sale of Shares             $   13,918,711    $   12,379,269    $   11,899,551    $    9,721,423
  Net Asset Value of Shares Issued on
    Reinvestment of Dividends/Gains        $            0    $            0    $            0    $      234,042
  Cost of Shares Redeemed                  $   (7,330,495)   $   (8,765,868)   $   (4,985,348)   $   (6,669,004)
                                           --------------    --------------    --------------    --------------
    NET INCREASE (DECREASE) IN ASSETS
      FROM CAPITAL SHARE TRANSACTIONS      $    6,588,216    $    3,613,401    $    6,914,203    $    3,286,461

NET CHANGE IN NET ASSETS                   $    5,576,790    $    2,976,852    $    5,853,002    $    2,370,093

Net Assets at Beginning of Period          $   47,945,811    $   44,968,959    $   47,522,574    $   45,152,481
                                           --------------    --------------    --------------    --------------

NET ASSETS AT END OF PERIOD                $   53,522,601    $   47,945,811    $   53,375,576    $   47,522,574
                                           ==============    ==============    ==============    ==============

                                                      BOND FUNDS
                                           --------------------------------
                                                         JIC
                                             INSTITUTIONAL BOND FUND III
                                           --------------------------------
                                             YEAR ENDED       YEAR ENDED
                                             12/31/2004        12/31/2003
                                           --------------    --------------
OPERATIONS:
  Net Investment Income                    $    2,101,107    $    2,057,498
  Net Realized Gain (Loss)
    from Security Transactions             $      102,140    $      372,822
  Net Unrealized Gain (Loss)
    on Investments                         $     (778,179)   $     (929,058)
                                           --------------    --------------
    NET INCREASE (DECREASE) IN
      ASSETS FROM OPERATIONS               $    1,425,068    $    1,501,262

DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income                    $   (2,101,320)   $   (2,057,415)
  Net Realized Gain from
    Security Transactions                  $     (102,003)   $     (299,356)
                                           --------------    --------------
    NET (DECREASE) IN ASSETS
      FROM DISTRIBUTIONS                   $   (2,203,323)   $   (2,356,771)

CAPITAL SHARE TRANSACTIONS:
  Proceeds From Sale of Shares             $   10,467,950    $    7,556,229
  Net Asset Value of Shares Issued on
    Reinvestment of Dividends/Gains        $      102,003    $      299,356
  Cost of Shares Redeemed                  $   (5,075,898)   $   (6,295,973)
                                           --------------    --------------
    NET INCREASE (DECREASE) IN ASSETS
      FROM CAPITAL SHARE TRANSACTIONS      $    5,494,055    $    1,559,612

NET CHANGE IN NET ASSETS                   $    4,715,800    $      704,103

Net Assets at Beginning of Period          $   41,902,919    $   41,198,816
                                           --------------    --------------

NET ASSETS AT END OF PERIOD                $   46,618,719    $   41,902,919
                                           ==============    ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                             JIC INSTITUTIONAL BOND FUND I

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                      YEAR ENDED DECEMBER 31                     8/31/00* TO
                                                     12/31/2004     12/31/2003     12/31/2002     12/31/2001     12/31/2000
                                                     ----------     ----------     ----------     ----------     ----------
  Net Asset Value Beginning of Period                $    15.05     $    15.26     $    15.11     $    15.21     $    15.00

OPERATIONS:
  Net Investment Income                              $     0.47     $     0.61     $     0.75     $     0.91     $     0.27
  Net Gains (Losses) on Securities
    (Realized and Unrealized)                        $    (0.26)    $    (0.21)    $     0.15     $    (0.10)    $     0.21
                                                     ----------     ----------     ----------     ----------     ----------
TOTAL OPERATIONS                                     $     0.21     $     0.40     $     0.90     $     0.81     $     0.48

DISTRIBUTIONS:
  Dividends from Net Investment Income               $    (0.49)    $    (0.61)    $    (0.75)    $    (0.91)    $    (0.27)
  Distributions from Net Realized Capital Gains      $     0.00     $     0.00     $     0.00     $     0.00     $     0.00
                                                     ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS                                  $    (0.49)    $    (0.61)    $    (0.75)    $    (0.91)    $    (0.27)

  Net Asset Value at End of Period                   $    14.77     $    15.05     $    15.26     $    15.11     $    15.21

TOTAL RETURN                                               1.45%          2.66%          6.14%          5.42%          3.23%

  Net Assets End of Period (Millions)                $    53.52     $    47.95     $    44.97     $    45.34     $    49.43

RATIOS
  Ratio of Expenses to Average Net Assets (1)              0.30%          0.30%          0.30%          0.30%          0.30%
  Ratio of Net Income to Average Net Assets (1)            3.32%          4.03%          4.98%          5.89%          6.88%

Portfolio Turnover Rate                                   40.71%         34.12%         56.13%         34.18%          4.04%

(1) Ratios annualized in 2000.
 *  commencement of operations

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                              JIC INSTITUTIONAL BOND FUND II

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                   YEAR ENDED DECEMBER 31                   8/31/00* TO
                                                    12/31/2004    12/31/2003    12/31/2002    12/31/2001    12/31/2000
                                                    ----------    ----------    ----------    ----------    ----------
   Net Asset Value Beginning of Period               $   15.68     $   16.00     $   15.51     $   15.40     $   15.00

OPERATIONS:
   Net Investment Income                             $    0.61     $    0.73     $    0.84     $    0.93     $    0.27
   Net Gains (Losses) on Securities
     (Realized and Unrealized)                       $   (0.28)    $   (0.24)    $    0.49     $    0.11     $    0.40
                                                     ---------     ---------     ---------     ---------     ---------
TOTAL OPERATIONS                                     $    0.33     $    0.49     $    1.33     $    1.04     $    0.67

DISTRIBUTIONS:
   Dividends from Net Investment Income              $   (0.65)    $   (0.73)    $   (0.84)    $   (0.93)    $   (0.27)
   Distributions from Net Realized Capital Gains     $    0.00     $   (0.08)    $    0.00     $    0.00     $    0.00
                                                     ---------     ---------     ---------     ---------     ---------
TOTAL DISTRIBUTIONS                                  $   (0.65)    $   (0.81)    $   (0.84)    $   (0.93)    $   (0.27)

   Net Asset Value at End of Period                  $   15.36     $   15.68     $   16.00     $   15.51     $   15.40

TOTAL RETURN                                              2.13%         3.08%         8.85%         6.86%         4.49%

   Net Assets End of Period (Millions)               $   53.38     $   47.52     $   45.15     $   46.12     $   48.02

RATIOS
   Ratio of Expenses to
     Average Net Assets(1)                                0.30%         0.30%         0.30%         0.30%         0.30%
   Ratio of Net Income to
     Average Net Assets(1)                                4.17%         4.59%         5.37%         5.89%         6.77%

Portfolio Turnover Rate                                  39.20%        31.97%        35.85%        12.03%         0.51%

(1)  Ratios annualized in 2000.
 *  commencement of operations

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                             JIC INSTITUTIONAL BOND FUND III

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                   YEAR ENDED DECEMBER 31                   8/31/00* TO
                                                    12/31/2004    12/31/2003    12/31/2002    12/31/2001    12/31/2000
                                                    ----------    ----------    ----------    ----------    ----------
   Net Asset Value Beginning of Period               $   15.95     $   16.28     $   15.49     $   15.42     $   15.00

OPERATIONS:
   Net Investment Income                             $    0.71     $    0.80     $    0.86     $    0.94     $    0.28
   Net Gains (Losses) on Securities
     (Realized and Unrealized)                       $   (0.20)    $   (0.21)    $    0.79     $    0.07     $    0.42
                                                     ---------     ---------     ---------     ---------     ---------
TOTAL OPERATIONS                                     $    0.51     $    0.59     $    1.65     $    1.01     $    0.70

DISTRIBUTIONS:
   Dividends from Net Investment Income              $   (0.75)    $   (0.80)    $   (0.86)    $   (0.94)    $   (0.28)
   Distributions from Net Realized Capital Gains     $   (0.03)    $   (0.12)    $    0.00     $    0.00     $    0.00
                                                     ---------     ---------     ---------     ---------     ---------
TOTAL DISTRIBUTIONS                                  $   (0.78)    $   (0.92)    $   (0.86)    $   (0.94)    $   (0.28)

   Net Asset Value at End of Period                  $   15.68     $   15.95     $   16.28     $   15.49     $   15.42

TOTAL RETURN                                              3.31%         3.67%        10.97%         6.65%         4.72%

   Net Assets End of Period (Millions)               $   46.62     $   41.90     $   41.20     $   41.55     $   43.41

RATIOS
   Ratio of Expenses to
     Average Net Assets(1)                                0.30%         0.30%         0.30%         0.30%         0.30%
   Ratio of Net Income to
     Average Net Assets(1)                                4.75%         4.94%         5.44%         5.98%         7.09%

Portfolio Turnover Rate                                  14.48%        20.20%        36.53%        17.26%         2.79%

(1)  Ratios annualized in 2000.
 *  commencement of operations

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO THE FINANCIAL STATEMENTS

1)  ORGANIZATION:
The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III are each diversified series of the Johnson Mutual Funds Trust, and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III began offering their shares publicly on August 31, 2000.

The investment objective of the JIC Institutional Bond Fund I is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund II is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund III is a high level of income over the long term consistent with preservation of capital.

2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
SECURITY VALUATION AND TRANSACTIONS:
The investments in securities are carried at market value. Valuation is determined as of 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the funds to meet their obligations may be affected by economic and political developments in a specific country or region.

INVESTMENT INCOME AND REALIZED CAPITAL GAINS AND LOSSES ON INVESTMENT
SECURITIES:
Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:
It is the Funds' policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

DISTRIBUTIONS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

3)  INVESTMENT ADVISORY AGREEMENT:
The investment advisory agreement provides that Johnson Investment Counsel, Inc. (the Adviser) will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary expenses. The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III paid the Adviser a management fee at the annual rate of 0.30% of each Fund's average daily net assets, which was accrued daily and paid monthly.

The Adviser received management fees for the year-ended December 31, 2004 as indicated below.

FUND                                   FEE        FEE
---                                   ------   ----------
JIC Institutional Bond Fund I          0.30%   $  154,224
JIC Institutional Bond Fund II         0.30%   $  151,578
JIC Institutional Bond Fund III        0.30%   $  132,580

At December 31, 2004, management fees payable amounted to $13,409, $13,345 and $11,750 for the JIC Institutional Bond I, JIC Institutional Bond II and JIC Institutional Bond III Funds, respectively.

4)  RELATED PARTY TRANSACTIONS:

All officers and one Trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser. There are three independent Trustees. Total Compensation for the Trustees as a group was paid by the adviser in the amount of $18,750 for the year ended December 31, 2004, and they received no additional compensation from the Trust. The Trust consists of eight
Funds: Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional
Bond Fund I, JIC Institutional Bond Fund II, and JIC  Institutional Bond Fund
III.

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2004, Covie and Company owned in aggregate 100% of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III.

Johnson Financial, Inc. is a wholly owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

5)  PURCHASES AND SALES OF SECURITIES:

During January 1 through December 31, 2004, purchases and sales of investment securities aggregated:

                                         INVESTMENT SECURITIES OTHER
                                         THAN SHORT TERM INVESTMENTS
                                                     AND
                                         U.S. GOVERNMENT OBLIGATIONS    U.S. GOVERNMENT OBLIGATIONS
  FUND                                     PURCHASES       SALES        PURCHASES         SALES
                                         ------------  ------------    -----------     ------------
  JIC Institutional Bond Fund I          $ 7,650,646   $   5,280,635   $   20,478,921  $ 14,938,225
  JIC Institutional Bond Fund II         $ 5,655,700   $   3,092,386   $   20,406,981  $ 16,022,804
  JIC Insitutional Bond Fund III         $   799,123   $   3,583,472   $   11,660,788  $  2,621,536

6)  CAPITAL SHARE TRANSACTIONS:

As of December 31, 2004, there were an unlimited number of capital shares authorized. Each Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder's written or telephone request in proper form.

CAPITAL SHARE TRANSACTIONS FOR THE PERIOD JANUARY 1 -DECEMBER 31, 2004:

                                                   JIC             JIC             JIC
                                               INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL
                                                BOND FUND I    BOND FUND II    BOND FUND III
                                               -------------   -------------   --------------
  Shares Sold to Investors                           931,583         764,831          660,757
  Shares Issued on Reinvestment Dividends                  0               0            6,530
                                                   ---------       ---------        ---------
  Subtotal                                           931,583         764,831          667,287
  Shares Redeemed                                   (491,701)       (321,058)        (320,921)
                                                   ---------       ---------        ---------
  Net Increase/Decrease During Period                439,882         443,773          346,366
  SHARES OUTSTANDING:
  December 31, 2003 (Beginning of Period)          3,185,056       3,030,246        2,627,424
  DECEMBER 31, 2004 (END OF PERIOD)                3,624,938       3,474,019        2,973,790

7)  SECURITY TRANSACTIONS:
For Federal income tax purposes, the cost of investments owned on December 31, 2004, was the same as identified cost. As of December 31, 2004 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                                                                                                   NET
                                       COST OF                                                 APPRECIATION
  FUND                                SECURITIES       APPRECIATION       (DEPRECIATION)      (DEPRECIATION)
  ----                               ------------      ------------       --------------     ----------------
  JIC Institutional Bond Fund I      $ 52,906,949      $    277,339       $     (213,140)    $         64,199
  JIC Institutional Bond Fund II     $ 51,777,786      $  1,153,193       $     (214,420)    $        938,773
  JIC Institutional Bond Fund III    $ 44,053,312      $  1,983,169       $      (49,159)    $      1,934,010

8)  ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9)  NET INVESTMENT INCOME AND NET REALIZED CAPITAL LOSSES:
As of December 31, 2004, the JIC Institutional Bond Fund I had accumulated net realized capital loss carryovers of ($33) expiring in 2008, ($8,213) expiring in 2009, ($941,004) expiring in 2010, ($18,453) expiring in 2011 and ($9,554) expiring in 2012. To the extent that the JIC Institutional Bond Fund I realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2004, the JIC Institutional Bond Fund II had accumulated net realized capital loss carryovers of ($50,432) expiring in 2012. To the extent that the JIC Institutional Bond Fund II realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.


10)  DISTRIBUTIONS TO SHAREHOLDERS:
  JOHNSON INSTITUTIONAL BOND FUND I

  On January 26, 2005, a distribution of $0.036 was declared. The dividend was paid on January 27, 2005 to shareholders of record on January 26, 2005.

  The tax character of distributions paid is as follows:

                                                          2004             2003
                                                          ----             ----
          Distributions paid from:
               Undistributed Ordinary Income           $1,708,598       $1,893,589
               Undistributed Long-Term Capital Gain             0                0
               Undistributed Short-Term Capital Gain            0                0
                                                        --------------------------
          Total distribution paid                      $1,708,598       $1,893,589

  As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

          Undistributed Ordinary Income (Accumulated Loss)   $     119
          Undistributed Long-Term Capital Gain (Loss)         (977,256)
          Unrealized Appreciation/(Depreciation)                64,199
                                                             ---------
           Total distributable earnings on a tax basis       $(912,938)

  JOHNSON INSTITUTIONAL BOND FUND II

  On January 26, 2005, a distribution of $0.047 was declared. The dividend was paid on January 27, 2005 to shareholders of record on January 26, 2005.

  The tax character of distributions paid is as follows:

                                                          2004             2003
                                                          ----             ----
          Distributions paid from:
               Undistributed Ordinary Income           $2,109,973       $2,121,613
               Undistributed Long-Term Capital Gain             0          234,042
               Undistributed Short-Term Capital Gain            0                0
                                                        --------------------------
          Total distribution paid                      $2,109,973       $2,355,655

  As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

          Undistributed Ordinary Income (Accumulated Loss)    $    149
          Undistributed Long-Term Capital Gain (Loss)          (50,151)
          Unrealized Appreciation/(Depreciation)               938,773
                                                               -------
           Total distributable earnings on a tax basis        $888,771

  JOHNSON INSTITUTIONAL BOND FUND III

  On January 26, 2005, a distribution of $0.055 was declared. The dividend was paid on January 27, 2005 to shareholders of record on January 26, 2005.

  The tax character of distributions paid is as follows:

                                                          2004             2003
                                                          ----             ----
          Distributions paid from:
               Undistributed Ordinary Income           $2,101,320       $2,057,415
               Undistributed Long-Term Capital Gain       102,003          299,356
               Undistributed Short-Term Capital Gain            0                0
                                                        --------------------------
          Total distribution paid                      $2,203,323       $2,356,771

  As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

          Undistributed Ordinary Income (Accumulated Loss)  $      149
          Undistributed Long-Term Capital Gain (Loss)              138
          Unrealized Appreciation/(Depreciation)             1,934,010
                                                             ---------
          Total distributable earnings on a tax basis       $1,934,297

DISCLOSURE OF EXPENSES

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2004 and held through December 31, 2004.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

                           BEGINNING
JIC INSTITUTIONAL BOND   ACCOUNT VALUE    ENDING ACCOUNT VALUE    EXPENSES PAID DURING PERIOD*
        FUND I           JUNE 30, 2004      DECEMBER 31, 2004    JULY 1, 2004-DECEMBER 31, 2004
----------------------   --------------   --------------------   ------------------------------
        Actual             $ 1,000.00          $  1,014.10                   $  1.52
     Hypothetical          $ 1,000.00          $  1,020.36                   $  1.53

                           BEGINNING
JIC INSTITUTIONAL BOND   ACCOUNT VALUE    ENDING ACCOUNT VALUE    EXPENSES PAID DURING PERIOD*
       FUND II           JUNE 30, 2004      DECEMBER 31, 2004    JULY 1, 2004-DECEMBER 31, 2004
----------------------   --------------   --------------------   ------------------------------
       Actual              $ 1,000.00          $  1,020.49                 $  1.53
     Hypothetical          $ 1,000.00          $  1,020.36                 $  1.53

                           BEGINNING
JIC INSTITUTIONAL BOND   ACCOUNT VALUE    ENDING ACCOUNT VALUE    EXPENSES PAID DURING PERIOD*
       FUND III          JUNE 30, 2004     DECEMBER 31, 2004     JULY 1, 2004-DECEMBER 31, 2004
----------------------   --------------   --------------------   ------------------------------
        Actual             $ 1,000.00          $  1,033.25                 $  1.54
     Hypothetical          $ 1,000.00          $  1,020.36                 $  1.53

*Expenses are equal to each Fund's annualized expense ratio of 0.30% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

-------------------------------------------------------------------------------
ADDITIONAL INFORMATION                                                UNAUDITED
-------------------------------------------------------------------------------

PROXY DISCLOSURE

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the 12-month period ending June 30, 2004 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund's documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

AVAILABILITY OF SCHEDULES OF PORTFOLIO INVESTMENTS:

Schedules of Portfolio Investments for periods ending March 31, 2005 and September 30, 2005 are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund's documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

CODE OF ETHICS

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

     Johnson Mutual Funds
     3777 West Fork Road
     Cincinnati OH 45247

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To The Shareholders and
Board of Trustees
Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III, three of the portfolios constituting the Johnson Mutual Funds Trust (the "Trust") as of December 31, 2004, and the related statements of operations, and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 2003 and the financial highlights for the periods indicated prior to December 31, 2004 were audited by McCurdy & Associates CPA's, Inc. whose audit practice was acquired by Cohen McCurdy, Ltd. McCurdy & Associates CPA's, Inc. expressed unqualified opinions on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios of the Johnson Mutual Funds Trust as of December 31, 2004, the results of their operations, changes in their net assets, and their financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.


Cohen McCurdy, Ltd.
Westlake, Ohio
February 24, 2005

-------------------------------------------------------------------------------
TRUSTEES AND OFFICERS                                                 UNAUDITED
-------------------------------------------------------------------------------

Information pertaining to the Trustees and Officers of the Fund is provided below. Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be "interested persons" of the Fund are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds' Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                                                     PRINCIPAL                    PORTFOLIOS            OTHER
                                            TERM OF OFFICE           OCCUPATION                    OVERSEEN         DIRECTORSHIPS
NAME, ADDRESS            CURRENT POSITION    AND LENGTH OF             DURING                     WITHIN FUND       HELD OUTSIDE
AND AGE                   HELD WITH FUND      TIME SERVED           PAST 5 YEARS                    COMPLEX         FUND COMPLEX
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Timothy E. Johnson (62)   President and     Since 1992       President and a Director of               8        Director, Kendle
3777 West Fork Rd.           Trustee                         Johnson Investment Counsel,                        International, Inc.
Cincinnati, OH 45247                                         Inc., the Trust s Adviser, and
                                                             Professor of Finance at the
                                                             University of Cincinnati
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
John W. Craig (70)           Trustee        Since 1992       Retired Director of Corporate             8              None
3777 West Fork Rd.                                           Affairs, R.A. Jones and
Cincinnati, OH 45247                                         Company Inc.

Ronald H. McSwain (62)       Trustee        Since 1992       President of McSwain Carpets,             8              None
3777 West Fork Rd.                                           Inc. until 2001; partner of
Cincinnati, OH 45247                                         P & R Realty, a real-estate
                                                             development partnership,
                                                             since 1984

Kenneth S. Shull (75)        Trustee        Since 1992       Retired plant engineer at The             8              None
3777 West Fork Rd.                                           Procter and Gamble Company
Cincinnati, OH 45247
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
Dale H. Coates (46)      Vice President      Since 1992      Portfolio Manager of the Trust's          8              None
3777 West Fork Rd.                                           Adviser
Cincinnati, OH 45247

Richard T. Miller (58)   Vice President      Since 1992      Portfolio Manager of the Trust's          8              None
3777 West Fork Rd.                                           Adviser
Cincinnati, OH 45247

Marc E. Figgins (40)     Chief Financial     Since 2002      Mutual Funds Manager for                  8              None
3777 West Fork Rd.         Officer and                       Johnson Financial, Inc. since
Cincinnati, OH 45247        Treasurer                        July 2001, Director of BISYS
                                                             Fund Services from January 2001
                                                             to July 2001, Mutual Funds
                                                             Manager for McDonald
                                                             Investments from 1991 to 2000

David C. Tedford (51)    Chief Compliance    Since 1992      Vice President of Operations of           8              None
3777 West Fork Rd.         Officer and                       the Trust's Adviser
Cincinnati, OH 45247        Secretary
-----------------------------------------------------------------------------------------------------------------------------------

                              TRUSTEES AND OFFICERS
                     Timothy E. Johnson   Trustee, President
                          John W. Craig   Independent Trustee
                      Ronald H. McSwain   Independent Trustee
                       Kenneth S. Shull   Independent Trustee

                         Dale H. Coates   Vice President
                      Richard T. Miller   Vice President
                       David C. Tedford   CCO, Secretary
                        Marc E. Figgins   CFO, Treasurer

                       TRANSFER AGENT AND FUND ACCOUNTANT
                             Johnson Financial, Inc.
                               3777 West Fork Road
                             Cincinnati, Ohio 45247
                          (513) 661-3100 (800) 541-0170

                                    CUSTODIAN
                               The Provident Bank
                            Three East Fourth Street
                             Cincinnati, Ohio 45202

                                    AUDITORS
                              Cohen McCurdy, Ltd.
                        826 Westpoint Parkway, Suite 1250
                              Westlake, Ohio 44145

                                  LEGAL COUNSEL
                               Thompson Hine, LLP
                          312 Walnut Street, 14th Floor
                             Cincinnati, Ohio 45202

  This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

                                                Investment Company Act #811-7254

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

     (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
     (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
     (3)  Compliance with applicable governmental laws, rules, and regulations;
     (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
     (5)  Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC. The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  AUDIT FEES

     FY 2003               $    46,706.00
     FY 2004               $    45,100.00

(b)  AUDIT-RELATED FEES - Not applicable.

(c)  TAX FEES

     FY 2003               $     6,540.00
     FY 2004               $     8,480.00

(d)  ALL OTHER FEES

                           REGISTRANT          ADVISER
                           ----------         ----------
     FY 2003               $ 2,553.00         $   895.00
     FY 2004               $     0.00         $ 1,097.00

     Nature of the fees: THE AUDITOR REVIEWED, FOR JOHNSON MUTUAL FUNDS THE SEMI-ANNUAL REPORT PRIOR TO FILING WITH THE SEC. THE AUDITOR REVIEWED, FOR JOHNSON INVESTMENT COUNSEL, INC. THE SAFE DEPOSIT BOX AND DISCRETIONARY ACCOUNTS OF THE ADVISER.

(e)  (1)  AUDIT COMMITTEE'S PRE-APPROVAL POLICIES

          The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     (2)  PERCENTAGES OF SERVICES APPROVED BY THE AUDIT COMMITTEE

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All non-audit services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                           REGISTRANT          ADVISER
                           ----------         ----------
     FY 2003               $ 3,793.00         $   895.00
     FY 2004               $ 4,290.00         $ 1,097.00

(h)  not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable - schedule filed with Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUNDS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees."

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of February 16, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1)    Not applicable

(a)(2) Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a))

(a)(3)    Not applicable

(b)       Certifications required by Rule 30a-2(b)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHNSON MUTUAL FUNDS TRUST


By  /s/ Timothy E. Johnson
    ----------------------
Timothy E. Johnson, President
Date March 1, 2005
     -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Timothy E. Johnson
   ----------------------
Timothy E. Johnson, President
Date March 1, 2005
     -------------


By /s/Marc E. Figgins
   ------------------
Marc E. Figgins, Treasurer
Date March 1, 2005
     -------------

* Print the name and title of each signing officer under his or her signature.